Exhibit 10.5

This LIABILITY AND PORTFOLIO MANAGEMENT AGREEMENT, dated as of January 1, 2004 (this “Agreement”), among GE FUNDING CAPITAL MARKET SERVICES, INC. (f/k/a FGIC CAPITAL MARKET SERVICES, INC.), a Delaware corporation (the “Company”), GENWORTH FINANCIAL ASSET MANAGEMENT, LLC, a Virginia limited liability company (the “Manager”) and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (“GE Capital,” and together with the Company and the Manager, the “Parties”).

W I T N E S S E T H:

WHEREAS, the Manager is an investment adviser registered with the United States Securities and Exchange Commission that will be engaged by the Company to provide the services described herein; and

WHEREAS, the Manager and the Company wish to establish and define certain obligations set forth in Exhibit C and Exhibit D (the “Listed Obligations”) that the Manager is required to undertake in connection with the services it will provide to the Company under this Agreement;

NOW, THEREFORE, in consideration of the mutual promises made herein and upon the terms and subject to the conditions set forth herein, the Parties hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.01.              Terms Defined in this Agreement.  As used in this Agreement, the following capitalized terms have the following meanings:

“Accounts” shall have the meaning specified in Section 2.01(a).

“Affiliate” of a Person means a Person who, directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such Person.

“Agreement” means this Liability and Portfolio Management Agreement.

“Assets” shall have the meaning specified in Section 2.01(a).

“Business Day” means a day other than Saturday, Sunday or a day on which banks in New York, New York are not open for the conduct of regular banking activities.

“Company” shall have the meaning specified in the preamble of this Agreement.

“Contract Value” shall have the meaning specified in Section 2.06.

“Contracts” means the investment agreements and similar contracts issued by the Company to trustees, municipalities and to other parties engaged in municipal finance transactions and other transactions.

“Cure Period” means (i) with respect to the Listed Obligations set forth in Exhibit C, the respective cure periods set forth therein, and (ii) with respect to Listed Obligations in Exhibit D or other obligations set forth in this Agreement that do not appear in Exhibit C, one hundred twenty (120) days during the initial term of this Agreement and sixty (60) days thereafter; in each case such Cure Period to commence upon receipt of notice by the Manager from any party to a Contract entitled to give notice of default, GE Capital or the Company.

“Direct Expenses” shall have the meaning specified in Section 2.07(b).

“Dispute Resolution” shall have the meaning specified in Section 4.05(b).

“Failure Notice Recipients” shall have the meaning specified in Section 4.05(b) or such other recipients as are designated from time to time.

“Final Cure Period” shall have the meaning specified in Section 4.05(b).

“GE Capital” shall have the meaning specified in the preamble to this Agreement.

“Governmental Authority” means any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States or any federal, national, state, municipal, county, city or other political subdivision.

“Holdings” means GE Funding Holdings, Inc. (f/k/a FGIC Holdings, Inc.), an indirect wholly-owned subsidiary of GE Capital.

“Impossibility” shall have the meaning specified in Section 4.05(b).

“Indemnified Party” shall have the meaning specified in Section 2.12.

“Listed Obligations” shall have the meaning specified in the second recital of this Agreement.

“Management Fee” shall have the meaning specified in Section 2.06.

“Manager” shall have the meaning specified in the preamble to this Agreement.

“Notice of Failure” shall have the meaning specified in Section 4.05(b).

“Operating Costs” shall have the meaning specified in Section 2.07(b).

“Operations, Procedures and Controls Manual” means the Operations, Procedures and Controls Manual of the Company dated as of July 2, 2003, as the same may be amended from time to time.

“Parties” shall have the meaning specified in the preamble to this Agreement.

“Person” means an individual, corporation, partnership, limited liability company, association, trust or any other entity or organization, including governmental or political subdivision or an agency or instrumentality thereof.

“Policy 5.0” means the policy which sets forth certain risk management guidelines that the Company is required to observe, as the same may be amended from time to time by the Company with the approval of GE Capital.

“Policy 6.0” means the policy which sets forth certain risk management parameters that the Company is required to observe, as the same may be amended from time to time by the Company with the approval of GE Capital.

“Portfolio” shall have the meaning specified in Section 2.01(a).

“Prior Transfer Pricing Amounts” shall have the meaning specified in Section 2.06.

“Remediation Plan” shall have the meaning specified in Section 4.05(b).

“Senior Management” shall have the meaning specified in Section 4.05(b).

“Submission” shall have the meaning specified in Section 4.05(b).

ARTICLE II

Engagement; Powers and Duties

SECTION 2.01.              Engagement of Manager.

(a)           The Company hereby retains the Manager:

(i)            to advise the Company as to the investment of the proceeds of its issuance of Contracts which proceeds have been on-lent to Holdings (the “Assets”), including recommending specific investment and hedging thereof to the Company;

(ii)           to administer the Assets maintained in an account or accounts established in the name of Holdings (the “Accounts”), each of which is identified (to the extent established by the effective date hereof) in Exhibit A, as the same may be amended from time to time, with such deposits thereto and withdrawals therefrom as are from time to time permitted by the Company;

(iii)          for as long as the revocable power of attorney granted pursuant to Section 2.02 is in effect, to arrange the purchase and sale through registered broker-dealers of bonds, pass-through certificates, stocks, and other securities for deposit in the Accounts;

(iv)          for as long as the revocable power of attorney granted pursuant to Section 2.02 is in effect, to arrange the purchase and sale and otherwise to effect transactions in hedge contracts relating to the Assets;

(v)           to prepare reports and to perform valuation tests as specified in Exhibit D or as are required from time to time by the Company;

(vi)          to advise the Company in the issuance of and to assist the Company in the preparation of (and, for so long as the revocable power of attorney granted pursuant to Section 2.02 is in effect, to execute and to deliver on behalf of the Company) investment orders and disposition orders in connection with the management of the Assets;

(vii)         to take such action as is necessary and proper on behalf of the Company for the preservation of the Assets;

(viii)        to advise the Company in the granting or effecting of and to assist the Company in the preparation of (and, for so long as the revocable power of attorney granted pursuant to Section 2.02 is in effect, to execute and to deliver on behalf of the Company) any consents, waivers, extensions or modifications in respect of any item of the Assets;

(ix)           to designate persons who are registered representatives of a registered broker-dealer which is a member of the National Association of Securities Dealers to execute and deliver Contracts on behalf of the Company in their capacity as such pursuant to a power of attorney granted by the Company from time to time to registered representatives designated and notified to the Company by the Manager from time to time;

(x)            to advise the Company in the delivery of and to assist the Company in the preparation of (and, for so long as the revocable power of attorney granted pursuant to Section 2.02 is in effect, to execute and to deliver on behalf of the Company) any instrument of transfer or release in respect of any item of the Assets;

(xi)           to engage a registered broker-dealer which is a member of the National Association of Securities Dealers to assist the Company in connection with the offering, issuance and sale of Contracts and, in connection therewith, to make such other arrangements with such broker-dealer as may be necessary or advisable to ensure that such broker-dealer supervises its registered representatives who will effect such transactions and takes responsibility for such offering, issuance and sale; and

(xii)          to take any other action deemed necessary or advisable to execute and deliver Contracts on behalf of the Company.

The Manager shall administer the Assets in the Accounts (all of such Assets together, the “Portfolio”) in accordance with the terms and conditions hereof and shall otherwise observe in all material respects the requirements of the Operations, Procedures and Controls Manual, Policy 5.0 and Policy 6.0, this Agreement and all other documents, policies, laws and regulations applicable to the Company from time to time.  The Company shall provide copies of the Operations, Procedures and Controls Manual, Policy 5.0 and Policy 6.0, to the Manager no later than the time that this Agreement is entered into and shall provide copies of all amendments, supplements and revisions to such documents as soon as they are available to the Company.

(b)           Performance.  The Parties hereby agree that the Manager shall perform the specific Listed Obligations during the term of this Agreement and, subject to Section 2.10, such other functions as are set forth in this Agreement or as are generally required to operate the business of the Company in accordance with applicable laws, regulations, documents and Company policy.  The Manager acknowledges that it will take all reasonable steps to continue to conduct the business of the Company in a manner substantially similar to that in which it had been conducted prior to the Parties’ entry into this Agreement and in a manner reasonably satisfactory to the Company.

SECTION 2.02.              Power of Attorney.  The Company hereby provides the Manager with a revocable power of attorney with full power and authority:

(i)            to evaluate and appraise the Portfolio;

(ii)           to arrange the purchase and sale through registered broker-dealers of bonds, pass-through certificates, stocks, and other securities in connection with making investments for the Portfolio;

(iii)          to arrange the purchase and sale of and otherwise to effect transactions in hedge contracts, as directed by GE Capital, in connection with making investments for the Portfolio through registered broker-dealers;

(iv)          to execute and to deliver on behalf of the Company any investment orders and disposition orders as may be required from time to time in connection with the management of the Portfolio;

(v)           to execute and to deliver on behalf of the Company any consents, waivers, extensions, or modifications in respect of any item of the Assets;

(vi)          to execute and to deliver on behalf of the Company any instrument of transfer or release in respect of any item of the Assets;

(vii)         to engage a broker-dealer acceptable to the Company to assist the Company in the origination, issuance and sale of Contracts in accordance with all applicable securities laws and regulations; and

(viii)        subject to the limitations set forth in the Operations, Procedures and Controls Manual, Policy 5.0 and Policy 6.0, to take any other action, including executing agreements and any other documents on behalf of the Company that the Manager deems necessary or advisable to purchase, sell or otherwise effect investment transactions relating to the Portfolio.

All investments made and transactions entered into by the Manager on behalf of the Company shall be entered into in the name of the Company.  All actions contemplated above shall be performed in accordance with applicable laws, regulations, documents and applicable Company policy.  The Manager shall not be under an obligation to keep the Portfolio fully invested if, in its sole discretion, it shall determine that market and/or economic conditions make it imprudent or disadvantageous to do so at any time or that funds should be made available for distributions and other payments pursuant to the terms of a Contract.  The Company represents that it has the authority to make the appointment set forth in this paragraph.  In the event the Manager fails to perform a Listed Obligation and this Agreement is terminated pursuant to Section 4.05(a) or (b), or if this Agreement is terminated pursuant to Sections 4.05(c) or (d), this power of attorney may be revoked by the Company by written notice to the Manager.

SECTION 2.03.              Valuation.  The Manager shall value the Portfolio from time to time in order to prepare such reports relating to the Assets as may reasonably be requested by the Company.

SECTION 2.04.              Reports.  As more particularly specified in Exhibit C and Exhibit D, the Manager shall:

(a)           prepare entries for accounts in, together with applicable schedules and exhibits for, financial statements that relate to the origination, issuance and sale of Contracts by the Company;

(b)           timely prepare and provide to the Company and GE Capital underlying data for accounting entries, schedules, exhibits and reports as the Company or GE Capital reasonably requests or is required to obtain by applicable laws, regulations or accounting rules;

(c)           prepare such other reports as GE Capital and the Company may reasonably agree upon from time to time; and

(d)           notify the Company and GE Capital immediately upon learning of any material default or breach of the Listed Obligations.

SECTION 2.05.              Confidential Relationships.  All information and recommendations furnished by the Manager to the Company shall be treated by the Company as confidential.  The Manager shall, in turn, treat as confidential all information concerning the affairs of the Company.  Nothing in this Section 2.05 shall be deemed to preclude any such information or recommendations from being disclosed by any Party to such Party’s Affiliates or to the directors, officers, employees, representatives, agents or advisers of such Affiliates, or pursuant to applicable law, regulation or court order;

provided, that any such recipients are advised of the confidential nature of such information or recommendations.

SECTION 2.06.              Fees.  The Company hereby agrees to pay to the Manager monthly a fee (the “Management Fee”) at an annual rate of ten (10) basis points (0.10%) multiplied by the book value of Contracts issued by the Company after January 1, 2003 (the “Contract Value”).  For the avoidance of doubt, the Management Fee shall not reduce or otherwise alter GE Capital’s obligation to make certain payments to the Manager, calculated in accordance with the formula set forth on Exhibit G, with respect to transfer pricing to be paid in respect of Contracts issued prior to January 1, 2003 (“Prior Transfer Pricing Amounts”), which obligation shall remain in full force and effect in respect of such Contracts.  The Manager shall, on a date prior to that on which a Prior Transfer Pricing Amount is due and payable to the Manager, provide the Company and GE Capital with a list of all Contracts to which the Prior Transfer Pricing Amounts apply, a form of which list is attached as Exhibit G.  As of the effective date of this Agreement, all Prior Transfer Pricing Amounts shall be paid to the Manager monthly.

SECTION 2.07.              Expenses Reimbursed.

(a)           The Company shall reimburse the Manager for all out-of-pocket expenses incurred and approved pursuant to Section 2.09(e) in connection with the performance of its duties hereunder, except for any expenses arising out of the Manager’s willful misfeasance, bad faith, gross negligence in the performance of or reckless disregard of its obligations and duties hereunder.

(b)           The Company shall reimburse the Manager for all appropriate Operating Costs.  Such reimbursement shall be made, upon receipt by the Company from the Manager of a schedule detailing Operating Costs (substantially in the form of Exhibit B hereof), within thirty (30) days following the end of each month.  For the purposes hereof, “Operating Costs” means all costs incurred by the Manager in connection with the performance of its obligations under this Agreement, together with all Direct Expenses (as defined below), that have been submitted and approved in writing as part of the annual budget approval process described in Section 2.09(a).  “Direct Expenses” means all expenses apart from Operating Costs directly attributable to and payable by the Company in connection with the performance of its services as a provider of Contracts.   In no event shall the Company or GE Capital be liable for any costs relating to the development or establishment of an investment contract business separate from that of the Company.

SECTION 2.08.              Execution of Securities Transactions.

(a)           In connection with the offering and sale of Contracts, the Manager shall engage a registered broker-dealer approved by the Company that provides services with respect to the origination, issuance and sale of Contracts that the Manager believes to be of value.  The Company shall pay all costs associated with the retention of such broker-dealer.

(b)           Except as otherwise specifically directed by the Company, the Manager shall have complete discretion to select any registered broker-dealer in all securities transactions affecting the Portfolio not described in Section 2.08(a).  The Manager is expressly authorized to select such broker-dealers who provide brokerage and research services that the Manager believes to be of value.  The Manager is expressly authorized to pay from the Assets in the Portfolio commissions on such transactions in amounts that the Manager determines in good faith to be reasonable in relation to the value of such brokerage and research services, viewed in terms either of the particular transaction or the overall responsibilities of the Manager with respect to the Portfolio.

SECTION 2.09.              Administrative Responsibilities.  The Manager shall have the following administrative responsibilities:

(a)           The Manager shall submit the budget for Operating Costs and Direct Expenses to the Company and GE Capital by no later than January 31 of each year and such budget shall be approved by the Manager of Finance of Corporate Treasury and Global Funding Operations (or such other representative as shall be designated from time to time in a notice to the Manager executed by the Company and GE Capital) by February 15 of such year.  Full-year expenditures in excess of the aggregate annual amount approved in the budget for the combined total of reimbursable Operating Costs and Direct Expenses must be separately approved by the Company and GE Capital in order to be considered for reimbursement.

(b)           Custody of the Assets comprising the Portfolio will be maintained in the Accounts.  The Manager shall not have custody of any of the Assets in the Portfolio.

(c)           The Manager shall keep such books and records relating to all transactions that it effects pursuant to this Agreement, including without limitation all books and records necessary for preparing the reports required by Section 2.04.

(d)           For the avoidance of doubt, the Manager shall provide no services to the Company in respect of tax planning or tax compliance of any kind.

(e)           The Manager shall submit presentations relating to the offering of Contracts to the Company and GE Capital for approval prior to external use.

(f)            The Manager shall maintain its status as an “investment adviser” under the Investment Advisers Act of 1940, as amended, and shall follow all applicable laws and regulations relating to its status as such and to its performance hereunder, including all applicable laws and regulations relating to bidding for Contracts.

SECTION 2.10.              Other Duties as Reasonably Requested.  The Manager shall also perform such other duties or shall modify existing duties as the Company may reasonably request or that the Manager shall recommend to the Company from time to time relating to the management of a business involved in the issuance of guaranteed investment contracts and similar debt obligations issued by providers rated “AAA”/”Aaa” and the management of the proceeds of the issuance of such contracts and obligations.  If any additional or modified duties are required of Manager under this Agreement, Manager shall have the reasonable time and opportunity to procure such additional resources as may, in Manager’s good faith judgment, be required to perform such duties.  Manager also agrees that it will cease to perform the requirements of certain obligations specified hereunder if the Company so directs in writing.  Any such changes or additions shall be deemed for all purposes to be amendments or supplements to this Agreement.  The Company shall pay such costs as have been mutually agreed to by the Parties and as may from time to time be required to enable the Manager to perform any additional or changed Listed Obligations contemplated herein and other obligations not listed in this Agreement for which additional resources are required or additional costs are reasonably incurred by the Manager.

SECTION 2.11.              Limitation of Liability.  Neither the Manager nor any of its Affiliates nor any of their respective directors, officers, or employees shall be liable to the Company for any error of judgment or mistake of law or for any loss arising out of any investment or any other commitment of funds on behalf of the Company or Holdings or for any act or omission in the administration of the Portfolio except for willful misfeasance, bad faith, gross negligence in the performance of or reckless disregard of its obligations and duties hereunder, other than as may be provided under applicable law.

SECTION 2.12.              Indemnification.  (a) The Company shall (i) indemnify and hold harmless the Manager and any Affiliate of the Manager and each of their respective directors, officers, employees and agents (each, an “Indemnified Party”) from and against all losses, claims, damages, expenses or liabilities to which such Indemnified Party may become subject (except in respect of the broker-dealer engaged by the Manager in respect of the placement of Contracts, which shall be the sole liability of the Manager), insofar as such losses, claims, damages, expenses or liabilities (or actions, suits or proceedings including any inquiry or investigation or claims in respect thereof) arise out of, in any way relate to, or result from the transactions contemplated by, this Agreement, and (ii) reimburse each of the Indemnified Parties upon its demand for any reasonable legal or other expenses incurred in connection with investigating, preparing to defend or defending any such loss, claim, damage, liability, action or claim; provided, however, that none of the Indemnified Parties shall have the right to be so indemnified hereunder for losses, claims, damages, expenses or liabilities to the extent resulting from its own negligence or willful misconduct or for losses, claims, damages, expenses or liabilities that it is required to pay to any broker-dealer that it has engaged in connection with the Contracts or other liabilities.  If any action is brought against an Indemnified Party indemnified or intended to be indemnified pursuant to this Section 2.12, the Company shall, if requested by such Indemnified Party, resist and defend such action, suit or proceeding or cause the same to be resisted and defended by counsel reasonably satisfactory to such Indemnified Party, but shall not be empowered to compromise or settle such action, suit or proceeding unless such Indemnified Party has been fully indemnified for any loss, claim, damage, expense or liability it thereby suffers.  Each Indemnified Party shall, unless the Indemnified Party has made the request described in the preceding sentence and such request has been complied with, have the right to employ its own counsel to investigate and control the defense of any matter covered by such indemnity and the reasonable fees and expenses of such counsel shall be at the expense of the Company.

ARTICLE III

Representations and Warranties

SECTION 3.01.              Valid Existence; Authorization; Enforceability.  Each of the Parties represents and warrant to the other as follows:

(a)           such Party is a company duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power, legal right and authority to execute and deliver this Agreement and all other documents to be executed and delivered by such Party in connection herewith and to perform its obligations hereunder and thereunder; and

(b)           this Agreement and all the documents to be executed and delivered by such Party in connection herewith and therewith has been duly authorized by all necessary actions on the part of such Party.

ARTICLE IV

Miscellaneous Provisions

SECTION 4.01.              No Assignment Without Consent.  This Agreement, and the obligations and rights arising under this Agreement, may not be assigned or otherwise transferred by any Party (including any assignment or transfer in connection with any Person succeeding to any part of the business of any Party) without the prior written consent of the other Parties.

SECTION 4.02.              Counterparts.  This Agreement may be executed in one or more counterparts and, as so executed, shall constitute one agreement binding upon the Parties.

SECTION 4.03.              No Third Party Beneficiaries.  Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon any person (other than the Parties and their permitted assigns), any right, remedy or claim by reason of this Agreement or any term hereof, and all terms contained herein shall be for the sole and exclusive benefit of the Parties and their successors and permitted assigns.

SECTION 4.04.              Interpretation.  The headings of the Articles and Sections hereof are for convenience of reference only and shall not affect the meaning or construction of any provision hereof.

SECTION 4.05.              Term; Termination.

(a)           The Manager’s appointment hereunder shall continue in effect for an initial term commencing on the date hereof and ending on December 31, 2006, with extensions for additional one (1) year periods commencing automatically upon each anniversary thereof, unless the Manager notifies the Company and GE Capital, or the Company and GE Capital notify the Manager in writing at least ninety (90) days before such anniversary that such extension shall not be effective.

(b)           If the Manager fails to perform any of its obligations set forth in this Agreement, Exhibit C or Exhibit D, the Manager (or if the failure is first discovered by the Company, then the Company) shall give prompt written notice (such notice, a “Notice of Failure”) to the persons identified in Exhibit E (the “Failure Notice Recipients”) specifying the nature of the failure.  In the event such Notice of Failure is given, then either the Manager or the Company may elect to submit the matter for review (a “Submission”) and resolution (“Dispute Resolution”), which may include the establishment of a plan of remediation (a “Remediation Plan”) to (i) with respect to the Manager, the Business Leader of the Retirement Income and Investment Segment of Genworth Financial Inc. (or such person or persons as such Business Leader may designate) and (ii) with respect to the Company, the Senior Vice President — Corporate Treasury and Global Funding Operation of GE Capital (or such person or persons as such Senior Vice President may designate) ((i) and (ii) together, “Senior Management”).  The Manager and the Company agree (x) to cooperate in good faith and in a reasonable manner to reach an agreement with respect to any Remediation Plan; (y) to be bound by the results of any such Dispute Resolution agreed to by Senior Management including any Remediation Plan (the timing and content of which shall be at the sole discretion of Senior Management) and (z) that the Manager will implement any such Remediation Plan within the period mandated by Senior Management (the “Final Cure Period”).  The result of any such Dispute Resolution shall be in writing signed by Senior Management, shall be deemed part of this Agreement and, with respect to the failure involved, shall supersede any conflicting or different terms of this Agreement.

If Senior Management fails to reach an agreement with respect to a Dispute Resolution and the Cure Period has not expired, the matter in dispute shall be resolved solely and exclusively in accordance with the arbitration procedures set forth in Exhibit F.

If (i) Senior Management or an arbitral tribunal described in Exhibit F fails to reach agreement with respect to a Dispute Resolution and the Cure Period has expired or (ii) the Manager fails to correct the failure by the end of the applicable Final Cure Period, then this Agreement may, subject to Section 4.05(e), be terminated by the Company upon two (2) Business Days’ prior written notice to the Manager and each Failure Notice Recipient specifying the basis for and the effective date of the termination.

Notwithstanding the foregoing, the payment obligations of the Company during the initial term of this Agreement shall not be terminated if any such failure and the continuation thereof are caused by Impossibility.  For the purposes hereof, “Impossibility” means loss or malfunction of electric power, transportation or communication services; general inability to obtain or retain labor, material, equipment or transportation, or a delay in mails or services; the Company’s, GE Capital’s or any of their Affiliates’ (i) failure to take an action on which the Manager’s performance of an obligation or any Listed Obligation depends or (ii) taking an action which renders the Manager’s performance of an obligation or any Listed Obligation impossible; governmental or exchange action, statute, ordinance, ruling, regulation, administrative interpretation or directive; acts of terror, vandalism, explosions, tornados, acts of God or public enemy, acts of any civil or military authority, revolutions, insurrections, strike, emergency, riots or civil commotions, freezes, fires, floods, embargoes, wars, sabotage, explosions or other unforeseen or unexpected occurrences, which unforeseen or unexpected occurrences render the performance of any obligations by the Manager impossible.  In the event of any such occurrence, the Manager shall use all reasonable efforts to remediate the disruption and resume its performance of the obligations.

(c)           The Company shall have the right to terminate this Agreement at an earlier time than that specified in Section 4.05(a) in the event of continuing non-performance due to Impossibility of any obligation hereunder beyond the applicable Cure Period or Final Cure Period upon thirty (30) Business Days’ prior written notice to the Manager.

(d)           The Manager may resign upon not less than ninety (90) days’ prior written notice to the Company.

(e)           Notwithstanding any provision to the contrary, including the expiration of any term of this Agreement, so long as the Portfolio is still outstanding, this Agreement shall remain in full force and effect and no termination or resignation of the Manager shall be effective until the Company has entered into an agreement with a successor manager.  Upon receiving a notice of resignation from the Manager, the Company shall use its best efforts to enter into such an agreement unless it elects to terminate this Agreement as provided in Section 4.05(c) above.  Except as set forth in Exhibit F, nothing in this Agreement shall be deemed a waiver of any Party’s rights to pursue remedies at law or in equity, which shall be available in accordance with applicable law in addition to any remedies provided for in this Agreement.

SECTION 4.06.              Independent Contractor.            The Manager is being engaged pursuant to this Agreement as an independent contractor and the Parties expressly disclaim any intention to enter into a joint venture, partnership, or any other form of association pursuant to this Agreement.

SECTION 4.07.              GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE RULES OF CONFLICTS OF LAWS OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION.

SECTION 4.08.              Notices.  All notices, instructions, and advice with respect to any transactions or other matters contemplated by this Agreement shall be deemed duly given only when actually received at such Party’s principal place of business as set forth below.  Return receipt or courier record of delivery shall be deemed conclusive evidence of receipt.  Notices may be made by fax or other electronic means shall be deemed given upon electronic evidence of receipt at applicable recipient’s fax or computer station.  A copy of all notices given shall be provided to GE Capital.

If to the Manager:

Genworth Financial Asset Management, LLC
6620 West Broad Street
Richmond, Virginia 23230
Attention: Pamela Schutz
Phone: (804) 291-6533
Fax: (804) 281-6165
E-mail: pamela.schutz@ge.com

with a copy to:

335 Madison Avenue
Mezz4
New York, New York 10017
Attention: Shailesh Shah
Phone: (212) 389-2575
Fax: (212) 389-2591
E-mail: shailesh.shah@ge.com

If to the Company:

GE Funding Capital Market Services, Inc.
335 Madison Avenue
Mezz4
New York, New York 10017
Attention: Shailesh Shah
Phone: (212) 389-2575
Fax: (212) 389-2591
E-mail: shailesh.shah@ge.com

If to General Electric Capital Corporation:

General Electric Capital Corporation
260 Long Ridge Road
Stamford, Connecticut 06927
Attention: Senior Vice President—Corporate
Treasury and Global Funding Corporation
Phone: (203) 961-5077
Fax: (203) 357-3490
E-mail: alan.green1@ge.com

SECTION 4.09.              Entire Agreement; All Amendments in Writing.  This Agreement embodies the entire understanding of the Parties concerning the subject matter hereof and supersedes any and all other previous agreements, written or oral, concerning the same subject matter.  This Agreement cannot be amended except by written agreement of the Parties.

SECTION 4.10.              Waiver.  No waiver of any provision of this Agreement nor consent to any departure therefrom shall in any event be effective unless the same shall be in writing and signed by the Party from whom such waiver or consent is sought, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 4.11.              Further Assurances.  Each Party hereby agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably necessary and appropriate to effectuate the purposes of this Agreement.

SECTION 4.12.              Successors and Assigns.  This Agreement shall be binding upon the Parties and their respective successors and assigns.

SECTION 4.13.              Severability.  Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.  If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

SECTION 4.14.              Limited Recourse.  The obligations of the Company under this Agreement are solely the obligations of the Company.  No recourse shall be had for any obligation or claim arising out of or based upon this Agreement against any,  manager, officer, organizer, agent or employee of the Company.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

GE FUNDING CAPITAL MARKET SERVICES, INC. (f/k/a FGIC CAPITAL MARKET SERVICES, INC.)

By:	/s/ Johan Fogelberg
	Name:	Johan Fogelberg
Title:

GENWORTH FINANCIAL ASSET MANAGEMENT, LLC

By:	/s/ Kelly L. Groh
	Name:	Kelly L. Groh
	Title:	Senior Vice President and Chief Financial Officer

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Dennis R. Sweeney
	Name:	Dennis R. Sweeney
	Title:	Vice President

Exhibit A

Accounts Comprising the Portfolio

Account	Custodian Bank	Account Number
DDA Account	Deutsche Bank Trust Company Americas, New York, NY	50208678

Custody Account	Deutsche Bank Trust Company Americas, New York, NY	097722

A-1

Exhibit B

Form of Schedule of Operating Costs

Operating Costs for the first calendar year, commencing on January 1, 2004, shall be $[                    ] and thereafter shall be equal to [   ]% of the Operating Costs of the Manager, subject to the Company’s approval, as provided in Section 2.07(b) and shall consist of the following (allocated [   ]% with respect to the Company):

	2004				2004
CMS	1Q	2Q	3Q	4Q	TY
Comp & Benefits:
Salaries	$	$	$	$	$
Savings Plan 401k
Bonuses
Employee Insurance
Payroll Taxes
Total Comp & Benefits

Purchase Base:
Travel & Living Expenses
Business Meetings
Education
Employment Fees
Tuition Reimbursement
Relocation Maintenance
Dues & Associations
Consulting Fees
Outside Services
Rent/ Utilities
Legal Fees
Audit Fees
Recreation
Telephone/Cellular
Printing & Office Supplies
Postage\Courier Service
Subscriptions
Information Services
Advertising / Marketing
Temporary Help
Equipment Maintenance
Hardware Expense
Software Expense
Fiscal Agent Fees
Investment Fees
Organizational Misc
Total Purchase Base
Total Controllable

B-1

CMS	2004				2004
	1Q	2Q	3Q	4Q	TY
Other:
Property Insurance
Corporate Assessments
Total Other
SG&A Expenses

Rating Agency Fee
State And Local Taxes
Non-SG&A Expenses
Op & Admin Expense

Depreciation
Total Direct Expenses

Broker Fees Amortization

Total Expenses	$	$	$	$	$
(including Broker Fees)

B-2

Exhibit C

Priority Manager Functions

Listed Obligation

Cure Period

Payments

Manager shall cause payments to be made as required under any Contracts or other agreements to which the Company is a party.

Five (5) Business Days from the date a notice of nonpayment received by Manager under the applicable Contract or agreement (or such shorter period as exists prior to such nonpayment being an actionable default thereunder); provided, however, that if the Manager or the Company gives notice to the other party requesting Dispute Resolution within one (1) Business Day of the notice, the cure period hereunder shall be extended to three (3) Business Days from the date the notice of nonpayment is received (it being understood that in no event shall this provision supersede the contractual payment obligations in the respective Contract or agreement).

Risk Matters

Manager shall comply with all requirements of GE Capital’s Policy 5.0 and 6.0 relating to the Company and related “strike zones,” as such policies and strike zones are amended from time to time; provided, that in the event that a trigger has been tripped under Policy 6.0 by virtue of a change in the market or pursuant to the action of a rating agency, GE Capital shall provide direction on remediation on a case-by-case basis if not otherwise provided for in Policy 6.0 and, if the Manager takes the appropriate corrective action (whether as prescribed by Policy 6.0 or as directed by GE Capital), no failure to perform an obligation under this Agreement shall be deemed to have occurred.

Five (5) Business Days.

Financial Reporting

Manager shall comply with Section 2.04 hereof and the Listed Obligations and shall prepare all reports relating to the Company as are necessary or desirable for compliance with the Sarbanes-Oxley Act of 2002 and any other financial reporting requirements of the Company under applicable law and external regulation.

Thirty (30) days or such shorter or longer period as is specified by the applicable accounting firm or regulatory body to allow for compliance with the applicable regulatory or disclosure requirement.

C-1

Listed Obligation	Cure Period

Legal Compliance

Manager shall comply with the requirements of contracts to which it is a party, and all applicable laws and regulations.	Thirty (30) days or such other period as is specified in the applicable agreement or regulation or as is directed by the applicable regulatory body.

C-2

Exhibit D

Listed Obligations

Compliance/Legal

•                                        Manager will maintain the corporate and limited liability company minutebooks and records of the Company, and take all actions required to maintain the Company’s valid existence and good standing in the jurisdictions in which it is organized or qualified.

•                                        Manager will comply with applicable law in respect of the Company’s issuance of Contracts, including with respect to rules promulgated under federal securities laws that restrict certain forms of advertising and solicitation.

•                                        Manager will consult with and obtain approval from the Company in connection with proposed material modifications to the terms or the form of Contracts.

•                                        Manager will maintain its status as an “investment adviser” under the Investment Advisers Act of 1940, as amended, and will take all reasonable steps to comply with all applicable laws and regulations relating to its status as such.

•                                        Manager will cause its legal staff to draft and prepare all Contracts and other contracts entered into by the Company.  The in-house counsel of Manager may, to the extent required, engage outside counsel in connection with the preparation of such contracts if such engagement is approved verbally or in writing by the General Counsel — Treasury Operation of GE Capital and otherwise approved under Section 2.09.  Nothing in this Agreement will preclude Manager from engaging its own outside counsel for any purpose it deems necessary or advisable, and Manager need not obtain any separate approval therefore.

•                                        Manager will comply with all applicable laws and all applicable policies and procedures as the same may be provided to Manager by the Company, including but not limited to the USA PATRIOT Act of 2001 and anti-money laundering policies and laws.

•                                        Manager will take all reasonable actions required to assist the Company or GE Capital in connection with changes to the corporate structure of the Company.

•                                        Manager will take all reasonable steps to provide prompt responses to GE Capital in connection with requests from regulatory or other governmental authorities for documentation or data relating to the operation of the Company.

•                                        Manager will comply with all applicable laws, regulations, policies, management procedures and other requirements of the Company, GE Capital and the Manager’s Affiliates, including but not limited to the GE Capital Information

Security Procedure and, to the extent applicable, the policies contained in “Integrity:  The Spirit & the Letter of Our Commitment.”

Liability/Contract Bidding Process

•                                        Manager shall ensure that transactions in Contracts are effected in accordance with the following general procedure: (i) a registered representative of a broker-dealer (each, a “GIC Salesperson”) shall receive bid specifications (“Bid Specs”) provided by prospective Contract customers or their agents (“Customers”); (ii) the GIC Salesperson shall analyze the Bid Specs and respond to Customers, indicating to such Customers, where appropriate, the requirements to maintain the Company’s exemption from registration under the Investment Company Act of 1940, as amended; (iii) the GIC Salesperson shall submit all Bid Specs for review and comment to the designated member of the Manager’s legal staff and will note on any bid acceptance form that is delivered to the Customer all appropriate comments received from the legal staff; (iv) the GIC Salesperson shall price transactions in which the Company has an interest in bidding and communicate such pricing to the applicable Customer; and (v) the Manager’s legal staff shall provide counsel to the GIC Salesperson in connection with the preparation, negotiation and closing of all Contracts for transactions that the Company wins.

Financial Controls

•                                        Manager will periodically deliver the following financial reports:

Monthly:

•                    Transfer Pricing

•                    Income Sheet

•                    Book Value

•                    Accrued Interest

Quarterly:

•                    Debt Roll-Forward (3 days following the GE fiscal close period)

•                    Cash Reconciliation (3 days following the GE fiscal close period)

•                                        Manager will e-mail net withdrawals and deposits to GE Treasury Cash Desk by 10:00 a.m. on each Business Day.

•                                        Manager will e-mail projected settlements on newly issued Contracts to GE Treasury Cash Desk by 4:00 p.m. one (1) Business Day prior to closing.

•                                        Manager will perform its accounting responsibilities in compliance with GE’s internal accounting policies and U.S. GAAP.

•                                        Manager will maintain accounting polices currently in place and all changes to accounting policies must be approved in advance by GE Capital.  For new accounting standards, GE Capital will provide Manager with the accounting policy to be adopted by the Company.

•                                        Manager will reconcile all general ledger accounts in accordance with GE’s account reconciliation criteria.  Manager will provide a quarterly dashboard of account reconciliations and open items (in an agreed-upon format) on dates to be provided to Manager.

•                                        Manager is responsible for establishing and maintaining a system of internal controls adequate to ensure that the financial statements and related disclosures and schedules fairly present the financial condition of the Company.

•                                        Manager will provide the Company with financial projections in accordance with GE Capital’s SI, SII and OP process.  GE Capital will provide the Manager with SI, SII and OP timing and assumptions where needed to make such forecasts.

•                                        Manager will conduct annual reviews in compliance with applicable provisions of the Sarbanes-Oxley Act of 2002, in a manner acceptable to GE Capital.

Risk

•                                        Manager will comply with all applicable terms set forth in Policy 5.0 and Policy 6.0 and all “strike zones” defined by GE Capital with respect to assets and liabilities (as each may be amended from time to time by GE Capital).

•                                        Manager will provide other available reports required from time to time by GE Capital as they are requested.

•                                        Manager will participate, on a semi-annual basis, in in-force reviews with Genworth senior management and GE Capital senior management.

•                                        Manager will from time to time provide GE Capital with data feeds relating to the Portfolio, the content, format and timing of the delivery of which feeds will be agreed upon by Manager and GE Capital.

•                                        Manager will from time to time provide GE Capital with such available additional risk analyses as GE Capital may request, including but not limited to, stress tests and value at risk analyses.  In each case, the content, format and timing of the delivery of such analyses will be agreed upon, prior to delivery, by GE Capital and Manager.

•                                        Manager will comply with all applicable requirements relating to the Company’s maintenance of the “AAA”/”Aaa” ratings assigned thereto by the applicable rating agencies.

Customer

•                                        Manager will ensure delivery by mail or e-mail, or will make available on the Company’s website, to the Company’s customers in accordance with such customers’ respective Contracts, Customer Statements in respect of customers’ investments with the Company.

•                                        Manager will ensure the timely remittance of payments required under each Contract or other agreement of the Company.

•                                        When requested by the Company and GE Capital, Manager will deliver to the Company and GE Capital customer service metrics (e.g., call volume by customer complaint type by date) and deal closing customer survey results (if and to the extent the same is provided by customers).

Information Technology

•                                        Manager will maintain the current systems environment to fully support the business requirements and the services to be performed under this Agreement for the Company.

Continuous Service (Disaster Recovery)

A disaster recovery site shall be maintained as follows:

•                                        Backup copies of critical servers shall be maintained at an off-premises Disaster Recovery Site (locations to be determined from time to time by the Parties hereto).  The critical servers are as follows: Principia PAS server, Oracle Data Warehouse Server, File Server, Oracle GL Server, and FileNET CM Server.  In the event of a major disaster where access to production servers and 335 Madison Avenue’s assets (or those of a successor location from which the Company’s business is operated) is lost, service will be restored on the following schedule: PAS and Oracle Data warehouse systems will be within twenty-four (24) hours.  GL and FileNET server will be available within forty-eight (48) hours.  The Parties will work with GE Capital Treasury on a best effort basis to establish and implement an adequate Disaster Recovery plan.

•                                        Software refreshes to synchronize the DR systems with the production systems shall be done within twenty-four (24) hours of the update of the production system to coincide with production system updates.

•                                        Backups of the production PAS database shall be copied to the DR PAS server nightly.

Data Management (Backups and Retention)

•                                        Full data backups are performed daily on all production and Quality Assurance systems.

•                                        Full data backups of all Network files are performed daily.

•                                        Backup tapes shall be stored offsite at Iron Mountain.  Tapes are picked up by 10:30 a.m. daily.

•                                        An authorized list of personnel may recall tapes from Iron Mountain (an agreement exists to deliver backup tapes to any location, including the home of IT personnel).

•                                        Tapes shall be cycled on a rolling eight (8) week rotation.  All Financial close and Month End tapes shall be marked permanent and retained indefinitely.

Change Management:  Notification and Approval Process on
Changes to IT Infrastructure and Application Software

•                                        GE Capital Treasury shall have the right to approve the Company’s Change Management Process.

•                                        All change requests shall be reported to GE Capital Treasury on a weekly basis.

•                                        Emergency changes to the IT Environment shall be reported to GE Capital Treasury as they occur.

•                                        In the event of a major System Failure GE Capital Treasury shall be notified and required to approve required changes.

Performance and Capacity Planning Reporting and Reviews

•                                        In general, monthly business reports shall be available by 9:00 a.m. the last Business Day of the month.  The IT team will communicate all exceptions by 8:30 a.m. on the day such exceptions occur.  The communication will include the anticipated delivery time.  The following performance tracking processes exist:

•                Monthly report of nightly batch completion times.

•                Monthly report of nightly batch completion times.

•                Monthly report of exceptions and violations of the 9:00 a.m. report delivery times and cures employed.

•                Monthly report on system loading and projected performance bottlenecks and issues and resolutions.

•                Monthly report of license denials.

Personnel

•                                        Manager will maintain a staff of qualified employees sufficient to support the business requirements of the Company and to perform the services required under this Agreement.

Other Obligations

•                                        Manager will comply in all material respects with all other obligations provided under this Agreement.

Exhibit E

Failure Notice Recipients

Recipient	Address	Telephone	Facsimile
Manager
Pamela Schutz	6610 West Broad Street Richmond, Virginia 23230	(804) 281-6533	(804) 281-6165
Kelly Groh	6610 West Broad Street Richmond, Virginia 23230	(804) 281-6321	(804) 281-6310
Toni Ness	6610 West Broad Street Richmond, Virginia 23230	(804) 289-3594	(804) 281-6005
Shailesh Shah	335 Madison Avenue Mezz4 New York, New York 10017	(212) 389-2575	(212) 839-2591
Grant Lineberry	335 Madison Avenue Mezz4 New York, New York 10017	(212) 389-2570	(212) 389-2591
Colin Burrell	335 Madison Avenue Mezz4 New York, New York 10017	(212) 389-2640	(212) 389-2590
Company
Kathy Cassidy	201 High Ridge Road Stamford, Connecticut 06927	(203) 357-6199	(203) 585-1191
Brian Wenzel	201 High Ridge Road Stamford, Connecticut 06927	(203) 357-6774	(203) 316-7601
Alan Green	201 High Ridge Road Stamford, Connecticut 06927	(203) 961-5077	(203) 357-3490
Johan Fogelberg	201 High Ridge Road Stamford, Connecticut 06927	(203) 357-6072	(203) 357-4975
Robert Ceske	201 High Ridge Road Stamford, Connecticut 06927	(203) 602-8337	(203) 585-1361

E-1

General Electric Capital Corporation
Kathy Cassidy	201 High Ridge Road Stamford, Connecticut 06927	(203) 357-6199	(203) 585-1191
Brian Wenzel	201 High Ridge Road Stamford, Connecticut 06927	(203) 357-6774	(203) 316-7601
Alan Green	201 High Ridge Road Stamford, Connecticut 06927	(203) 961-5077	(203) 357-3490
Johan Fogelberg	201 High Ridge Road Stamford, Connecticut 06927	(203) 357-6072	(203) 357-4975
Robert Ceske	201 High Ridge Road Stamford, Connecticut 06927	(203) 602-8337	(203) 585-1361

E-2

Exhibit F

Arbitration Procedures

If Senior Management fails to reach agreement with respect to a Dispute Resolution within forty-five (45) days of a Submission and the Cure Period has not expired, either Party may submit the matter to be finally resolved by arbitration pursuant to the CPR Institute for Dispute Resolution (the “CPR”) Rules for Non-Administered Arbitration as then in effect (the “CPR Arbitration Rules”).  The Parties consent to a single, consolidated arbitration for all known matters under dispute existing at the time of the arbitration and for which arbitration is permitted.

The neutral organization for purposes of the CPR Arbitration Rules will be the CPR.  The arbitral tribunal shall be composed of three arbitrators, of whom each Party shall appoint one in accordance with the “screened” appointment procedure provided in Rule 5.4 of the CPR Arbitration Rules.  The arbitration shall be conducted in New York City.  Each Party shall be permitted to present its case, witnesses and evidence, if any, in the presence of the other Party.  A written transcript of the proceedings shall be made and furnished to the Parties.  The arbitrators shall determine the matter in dispute in accordance with the law of the State of New York, without giving effect to any conflict of law rules or other rules that might render such law inapplicable or unavailable, and shall apply this Agreement according to its terms, provided that the provisions relating to arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. §§ 1 et seq.

The Parties agree to be bound by any award or order resulting from any arbitration conducted in accordance with this provision and further agree that judgment on any award or order resulting from an arbitration conducted under this provision may be entered and enforced in any court having jurisdiction thereof.

Except as expressly permitted by this Agreement, no Party will commence or voluntarily participate in any court action or proceeding concerning a matter in dispute, except (i) for enforcement, (ii) to restrict or vacate an arbitral decision based on the grounds specified under applicable law, or (iii) for interim relief as provided in paragraph (e) below.  For purposes of the foregoing, the parties hereto submit to the non-exclusive jurisdiction of the courts of the State of New York.

In addition to the authority otherwise conferred on the arbitral tribunal, the tribunal shall have the authority to make such orders for interim relief, including injunctive relief, as it may deem just and equitable.

Each Party will bear its own attorneys’ fees and costs incurred in connection with the resolution of any matter in dispute in accordance with this provision.

F-1

Exhibit G

Prior Transfer Pricing Formula

Prior Transfer Pricing Amounts equal the sum of the Spread Amout and the Transfer Amount, each of which is defined as follows:

1.             Spread Amount

                [Intercompany Rate - 3rd Party Rate] * [Avg Principal Outstanding] * [Daycount]

Where the “Intercompany Rate” is the rate of GE Capital Treasury pays to the Company based upon the GE Cost of Funds Spread at the time of origination and the “3rd Party Rate” is the contractual rate paid to the applicable Contractholder.

2.             Transfer Amount

[Transfer Rate] * [Avg Principal Outstanding] * [Daycount]

Where the “Transfer Rate” is determined for each deal based upon the weighted average life at the inception of each Contract that corresponds to the basis points in the following table:

WAL	Basis Points P.A.
0 - 9 mo	3.5
9 mo+ - 1 yr	9.5
1+ - 3 yr	23.0
3+ - 5 yr	27.0
5+ - 10 yr	37.0
10+ yr	47.0

List of Transactions

Accorded Prior Transfer Pricing Amount Treatment

Report Currency: USD

Account	Deal	Current Period Book Value	Maturity Date	Trade Date	Settlement Date
FGIC CMSI	GE7	7,040,000.00	3-Jul-23	11/30/1993	12/15/1993
FGIC CMSI	GE95	45,000,000.00	1-Jul-16	12/7/1993	1/4/1994
FGIC CMSI	GE18-2	268,464.61	20-Apr-20	1/25/1994	1/31/1994
FGIC CMSI	GE19	17,531,746.87	1-Dec-04	1/25/1994	2/4/1994
FGIC CMSI	GE21	1,949,000.00	1-May-09	1/27/1994	2/2/1994
FGIC CMSI	GE24-2	891,652.50	31-Jul-12	2/3/1994	2/17/1994
FGIC CMSI	GE24-3	24,378,491.93	31-Jul-12	2/3/1994	2/17/1994
FGIC CMSI	GE24-1	0.00	31-Jul-12	2/17/1994	2/17/1994
FGIC CMSI	GE28-3	1,634,000.00	3-Jul-23	2/23/1994	3/10/1994
FGIC CMSI	GE31	1,779,892.40	1-Apr-13	3/7/1994	3/24/1994
FGIC CMSI	GE32-4	1,176,525.00	1-Jul-24	3/8/1994	3/24/1994
FGIC CMSI	GE33	0.00	1-Jun-26	3/10/1994	3/15/1994
FGIC CMSI	GE331	0.00	23-Sep-03	3/10/1994	3/15/1994

Account	Deal	Current Period Book Value	Maturity Date	Trade Date	Settlement Date
FGIC CMSI	GE35-3	143,284.25	31-Aug-26	3/10/1994	4/21/1994
FGIC CMSI	GE35-2	4,115,576.08	31-Aug-26	3/10/1994	4/21/1994
FGIC CMSI	GE36-2	170,000.00	1-Oct-26	3/11/1994	3/24/1994
FGIC CMSI	GE36-3	574,632.58	1-Oct-26	3/11/1994	3/24/1994
FGIC CMSI	GE40-2	1,171,750.00	1-Sep-10	3/24/1994	4/7/1994
FGIC CMSI	GE38-3	1,542,762.50	15-Dec-06	3/24/1994	4/6/1994
FGIC CMSI	GE39-2	4,905,482.19	2-Jan-12	3/24/1994	4/27/1994
FGIC CMSI	GE40-1	12,000,000.00	1-Sep-10	3/24/1994	4/7/1994
FGIC CMSI	GE43-2	0.00	1-Jul-25	4/11/1994	5/2/1994
FGIC CMSI	GE43-1	1,245,568.43	1-Jul-25	4/11/1994	5/2/1994
FGIC CMSI	GE48-3	741,476.08	1-Jun-26	5/4/1994	5/26/1994
FGIC CMSI	GE48-2	1,140,588.71	1-Jun-26	5/4/1994	5/26/1994
FGIC CMSI	GE68	23,473,000.00	1-Jun-04	5/5/1994	12/1/1994
FGIC CMSI	GE67	9,180,000.00	1-Jun-04	5/20/1994	6/1/1994
FGIC CMSI	GE65	10,000,000.00	1-Jun-04	5/20/1994	6/1/1994
FGIC CMSI	GE66	18,000,000.00	1-Jun-04	5/20/1994	6/1/1994
FGIC CMSI	GE54-2	183,556.93	10-Aug-34	5/25/1994	7/1/1994
FGIC CMSI	GE55	12,421,929.53	31-Jan-25	5/26/1994	7/8/1994
FGIC CMSI	GE58-2	0.00	1-Mar-16	6/6/1994	6/9/1994
FGIC CMSI	GE62-2	2,001,935.16	1-Jan-27	6/14/1994	7/19/1994
FGIC CMSI	GE75-3	1,305,618.05	29-Dec-28	6/16/1994	7/8/1994
FGIC CMSI	GE75-2	24,438,174.01	30-Jun-28	6/16/1994	7/8/1994
FGIC CMSI	GE76-2	13,000.00	2-Dec-24	6/22/1994	7/15/1994
FGIC CMSI	GE77-2	245,435.87	3-Nov-14	6/22/1994	7/14/1994
FGIC CMSI	GE77-3	1,750,000.00	3-Nov-14	6/22/1994	7/14/1994
FGIC CMSI	GE13-2	358,940.27	1-Dec-26	7/1/1994	7/1/1994
FGIC CMSI	GE85-2	894,150.00	1-Jul-26	7/20/1994	8/9/1994
FGIC CMSI	GE85-1	1,270,400.66	1-Jul-26	7/20/1994	8/9/1994
FGIC CMSI	GE86-1	3,276,967.24	2-Mar-26	7/21/1994	8/25/1994
FGIC CMSI	GE86-2	6,325,936.94	2-Mar-26	7/21/1994	8/25/1994
FGIC CMSI	GE894-3	0.00	30-Jun-03	8/5/1994	8/25/1994
FGIC CMSI	GE89-2	1,612,638.75	30-Jul-27	8/5/1994	8/25/1994
FGIC CMSI	GE89-1	3,930,495.49	30-Jul-27	8/5/1994	8/25/1994
FGIC CMSI	GE93-2	0.00	3-Jul-28	8/17/1994	8/30/1994
FGIC CMSI	GE93-3	1,000,000.00	3-Jul-28	8/17/1994	8/30/1994
FGIC CMSI	GE93-1	29,250,810.30	3-Jul-28	8/17/1994	8/30/1994
FGIC CMSI	GE94-3	528,000.00	1-Jul-25	8/18/1994	9/15/1994
FGIC CMSI	GE94-2	2,084,458.07	1-Jul-25	8/18/1994	9/15/1994
FGIC CMSI	GE96-3	267,750.00	31-Mar-27	8/30/1994	9/28/1994
FGIC CMSI	GE96-2	1,597,557.68	31-Mar-27	8/30/1994	9/28/1994
FGIC CMSI	GE99-1	108,000.00	1-Jul-27	9/8/1994	10/27/1994
FGIC CMSI	GE100-2	631,050.00	1-Aug-25	9/8/1994	9/21/1994
FGIC CMSI	GE98-3	984,850.37	1-Jul-25	9/8/1994	10/5/1994
FGIC CMSI	GE100-1	25,241,161.89	3-Aug-26	9/8/1994	10/20/1994
FGIC CMSI	GE10-3	0.00	11-Dec-03	9/13/1994	9/30/1994
FGIC CMSI	GE102-2	1,743,352.09	30-Sep-26	9/13/1994	9/30/1994
FGIC CMSI	GE105-2	3,836,392.50	30-Nov-04	9/14/1994	9/29/1994
FGIC CMSI	GE109-2	7,148,094.75	3-Aug-26	10/6/1994	11/3/1994

Account	Deal	Current Period Book Value	Maturity Date	Trade Date	Settlement Date
FGIC CMSI	GE111	1,684,944.00	2-Feb-04	10/14/1994	11/4/1994
FGIC CMSI	GE111-2	2,729,492.85	2-Feb-04	10/14/1994	11/4/1994
FGIC CMSI	GE1123-1	0.00	1-Aug-03	10/18/1994	11/3/1994
FGIC CMSI	GE1123-2	0.00	1-Aug-03	10/18/1994	11/3/1994
FGIC CMSI	GE113	4,070,370.00	2-Aug-04	10/18/1994	11/9/1994
FGIC CMSI	GE112-2	13,700,000.00	2-Nov-04	10/18/1994	11/3/1994
FGIC CMSI	GE112-1	54,000,000.00	2-Nov-04	10/18/1994	11/3/1994
FGIC CMSI	GE115-3	208,500.00	31-Mar-27	10/19/1994	11/22/1994
FGIC CMSI	GE115-2	1,240,250.27	31-Mar-27	10/19/1994	11/22/1994
FGIC CMSI	GE119	1,060,000.00	3-Aug-26	10/27/1994	11/3/1994
FGIC CMSI	GE120-4	738,900.00	1-Aug-28	10/31/1994	11/16/1994
FGIC CMSI	GE133-5	2,287.03	28-Nov-31	11/1/1994	11/18/1994
FGIC CMSI	GE133-4	642,232.69	30-Nov-20	11/1/1994	11/18/1994
FGIC CMSI	GE133-3	964,875.74	30-Nov-23	11/1/1994	11/18/1994
FGIC CMSI	GE133-2	3,824,070.97	28-Nov-25	11/1/1994	11/18/1994
FGIC CMSI	GE124-2	2,664,928.80	2-Sep-26	11/9/1994	12/15/1994
FGIC CMSI	GE124-3	3,235,597.65	2-Sep-26	11/9/1994	12/15/1994
FGIC CMSI	GE125-2	5,335,000.00	31-Oct-31	11/10/1994	12/15/1994
FGIC CMSI	GE125-1	13,439,068.53	31-Oct-31	11/10/1994	12/15/1994
FGIC CMSI	GE127-2	2,650,828.47	30-Jun-26	11/14/1994	12/30/1994
FGIC CMSI	GE1359	0.00	15-Oct-03	11/15/1994	12/2/1994
FGIC CMSI	GE136-3	6,250.00	2-Jun-25	11/15/1994	12/22/1994
FGIC CMSI	GE135	12,385.37	2-Dec-24	11/15/1994	12/2/1994
FGIC CMSI	GE136-2	39,159.54	2-Jun-25	11/15/1994	12/22/1994
FGIC CMSI	GE129-4	201,057.43	1-Dec-27	11/16/1994	11/30/1994
FGIC CMSI	GE130-2	438,569.95	30-Sep-26	11/16/1994	12/1/1994
FGIC CMSI	GE128	651,690.31	1-Dec-25	11/16/1994	12/7/1994
FGIC CMSI	GE131-3	311,903.31	1-Feb-34	11/17/1994	11/22/1994
FGIC CMSI	GE132-2	453,420.99	1-Jun-27	11/17/1994	12/14/1994
FGIC CMSI	GE131-2	790,785.00	1-Feb-34	11/17/1994	11/22/1994
FGIC CMSI	GE134-2	799,206.50	29-Oct-27	11/18/1994	11/30/1994
FGIC CMSI	GE138-2	1,582,500.06	1-Jan-27	11/30/1994	12/29/1994
FGIC CMSI	GE141-2	212,020.90	2-Dec-24	12/1/1994	12/12/1994
FGIC CMSI	GE144	289,969.00	30-Apr-10	12/6/1994	12/20/1994
FGIC CMSI	GE145	349,214.00	30-Oct-09	12/6/1994	12/21/1994
FGIC CMSI	GE150-2	0.00	30-Nov-26	12/15/1994	12/23/1994
FGIC CMSI	GE149-2	385,510.28	3-Jul-06	12/15/1994	12/29/1994
FGIC CMSI	GE133-1	2,429,192.21	30-Nov-26	12/20/1994	12/20/1994
FGIC CMSI	GE1552	0.00	1-Oct-03	12/21/1994	12/29/1994
FGIC CMSI	GE153-1	129,524.46	1-Jan-35	12/21/1994	1/5/1995
FGIC CMSI	GE155-2	209,031.48	1-Jun-18	12/21/1994	12/29/1994
FGIC CMSI	GE153-2	357,000.00	1-Jan-35	12/21/1994	1/5/1995
FGIC CMSI	GE155-1	727,000.00	1-Jun-18	12/21/1994	12/29/1994
FGIC CMSI	GE13-3	214,529.88	1-Dec-26	1/2/1995	1/3/1995
FGIC CMSI	GE90-2	27,110.60	1-Nov-24	1/3/1995	1/3/1995
FGIC CMSI	GE1603-1	0.00	30-Oct-03	1/10/1995	2/9/1995
FGIC CMSI	GE1603-2	0.00	30-Oct-03	1/10/1995	2/9/1995
FGIC CMSI	GE160-3	65,500.00	1-Jan-27	1/10/1995	2/9/1995

Account	Deal	Current Period Book Value	Maturity Date	Trade Date	Settlement Date
FGIC CMSI	GE160-2	407,378.31	1-Jan-27	1/10/1995	2/9/1995
FGIC CMSI	GE1598-1	0.00	30-Oct-03	1/11/1995	1/24/1995
FGIC CMSI	GE1598-2	0.00	30-Oct-03	1/11/1995	1/24/1995
FGIC CMSI	GE159-3	95,128.05	2-Feb-26	1/11/1995	1/24/1995
FGIC CMSI	GE148	212,514.18	31-Jan-25	1/11/1995	1/11/1995
FGIC CMSI	GE159-2	3,105,875.49	2-Feb-26	1/11/1995	1/24/1995
FGIC CMSI	GE162-2	3,141,027.25	30-Jun-26	1/19/1995	2/8/1995
FGIC CMSI	GE129-3	1,694,801.67	1-Dec-27	1/24/1995	1/24/1995
FGIC CMSI	GE1645-1	0.00	1-Aug-03	1/26/1995	2/9/1995
FGIC CMSI	GE1655-1	0.00	1-Dec-03	1/26/1995	2/9/1995
FGIC CMSI	GE166-3	575,000.00	1-Feb-35	1/26/1995	2/9/1995
FGIC CMSI	GE166-2	586,389.75	1-Feb-35	1/26/1995	2/9/1995
FGIC CMSI	GE164-2	811,210.41	1-Feb-35	1/26/1995	2/9/1995
FGIC CMSI	GE164-3	830,000.00	1-Feb-35	1/26/1995	2/9/1995
FGIC CMSI	GE165-3	920,000.00	1-Feb-35	1/26/1995	2/9/1995
FGIC CMSI	GE165-2	976,630.47	1-Feb-35	1/26/1995	2/9/1995
FGIC CMSI	GE168-3	5,889,726.25	14-Nov-25	1/27/1995	2/22/1995
FGIC CMSI	GE169-2	21,627.04	22-Jun-20	2/1/1995	2/16/1995
FGIC CMSI	GE172-2	1,136,221.54	31-Jan-28	2/7/1995	2/22/1995
FGIC CMSI	GE1742-1	0.00	1-Jul-03	2/8/1995	2/28/1995
FGIC CMSI	GE174-3	417,150.00	1-Jul-24	2/8/1995	2/28/1995
FGIC CMSI	GE174-2	712,043.37	1-Jul-24	2/8/1995	2/28/1995
FGIC CMSI	GE175-3	4,617,976.12	1-Mar-35	2/10/1995	3/28/1995
FGIC CMSI	GE175-2	23,946,065.25	1-Mar-35	2/10/1995	3/28/1995
FGIC CMSI	GE176-3	105,500.00	2-Jun-25	2/13/1995	3/9/1995
FGIC CMSI	GE176-2	1,835,129.64	2-Jun-25	2/13/1995	3/9/1995
FGIC CMSI	GE177-2	286,560.46	1-Jul-26	2/14/1995	3/8/1995
FGIC CMSI	GE1793	0.00	1-Jul-03	2/15/1995	3/2/1995
FGIC CMSI	GE179-2	1,994,856.81	1-Mar-28	2/15/1995	3/2/1995
FGIC CMSI	GE178-2	5,454,771.57	2-Mar-26	2/15/1995	2/28/1995
FGIC CMSI	GE180	2,466,532.37	2-Feb-04	2/17/1995	2/23/1995
FGIC CMSI	GE182-2	1,451,292.00	1-Jul-27	2/22/1995	3/15/1995
FGIC CMSI	GE114-2	28,163.23	1-May-25	3/1/1995	3/1/1995
FGIC CMSI	GE186-3	147,250.00	30-Jun-26	3/1/1995	4/6/1995
FGIC CMSI	GE184-1	243,298.31	1-Dec-27	3/1/1995	4/19/1995
FGIC CMSI	GE184-2	679,197.98	1-Dec-27	3/1/1995	4/19/1995
FGIC CMSI	GE186-2	860,884.36	30-Jun-26	3/1/1995	4/6/1995
FGIC CMSI	GE188-3	190,250.00	1-Apr-27	3/9/1995	3/30/1995
FGIC CMSI	GE188-2	966,356.91	1-Apr-27	3/9/1995	3/30/1995
FGIC CMSI	GE189-2	14,122.84	1-Oct-25	3/13/1995	4/12/1995
FGIC CMSI	GE190-3	1,462,451.08	3-Mar-25	3/14/1995	3/21/1995
FGIC CMSI	GE194	1,546,225.88	1-Mar-28	3/15/1995	4/4/1995
FGIC CMSI	GE193-2	3,818,564.43	30-Jun-27	3/15/1995	5/2/1995
FGIC CMSI	GE192-2	5,706,032.23	3-Jul-28	3/15/1995	4/6/1995
FGIC CMSI	GE195-2	3,141,967.73	30-Sep-25	3/21/1995	3/31/1995
FGIC CMSI	GE197-2	736,974.48	1-Jul-26	3/23/1995	4/12/1995
FGIC CMSI	GE199-2	754,812.52	2-Nov-26	3/30/1995	4/26/1995
FGIC CMSI	GE209-2	296,500.00	1-Apr-27	4/4/1995	4/27/1995

Account	Deal	Current Period Book Value	Maturity Date	Trade Date	Settlement Date
FGIC CMSI	GE209-3	1,100,348.83	1-Apr-27	4/4/1995	4/27/1995
FGIC CMSI	GE200-2	273,766.27	1-Oct-36	4/5/1995	5/2/1995
FGIC CMSI	GE200-3	748,500.00	1-Oct-36	4/5/1995	5/2/1995
FGIC CMSI	GE201-2	550,000.00	30-Mar-29	4/11/1995	4/26/1995
FGIC CMSI	GE202-2	574,929.51	20-Jan-21	4/11/1995	4/20/1995
FGIC CMSI	GE201-3	15,180,604.19	2-Apr-29	4/11/1995	4/26/1995
FGIC CMSI	GE203-2	1,065,090.20	3-Apr-28	4/17/1995	4/25/1995
FGIC CMSI	GE206-2	251,000.00	1-Oct-26	4/18/1995	5/12/1995
FGIC CMSI	GE204-2	718,932.44	30-Nov-26	4/18/1995	4/25/1995
FGIC CMSI	GE205-2	1,332,592.20	30-Nov-26	4/18/1995	4/25/1995
FGIC CMSI	GE208-2	254,761.73	2-Jul-29	4/19/1995	5/1/1995
FGIC CMSI	GE207-3	2,348,511.04	1-Jul-26	4/19/1995	5/4/1995
FGIC CMSI	GE210-2	72,582.02	22-Jun-20	5/1/1995	5/10/1995
FGIC CMSI	GE212-1	230,438.92	1-Dec-26	5/3/1995	5/11/1995
FGIC CMSI	GE213-1	347,500.00	14-Dec-05	5/3/1995	5/12/1995
FGIC CMSI	GE212-2	450,100.00	1-Dec-26	5/3/1995	5/11/1995
FGIC CMSI	GE214-2	327,000.00	1-Apr-27	5/5/1995	6/7/1995
FGIC CMSI	GE214-3	2,009,445.26	1-Apr-27	5/5/1995	6/7/1995
FGIC CMSI	GE215-3	4,212,011.40	2-Mar-35	5/5/1995	6/6/1995
FGIC CMSI	GE215-2	24,217,438.69	2-Mar-35	5/5/1995	6/6/1995
FGIC CMSI	GE118-2	263,578.65	1-Jan-26	5/11/1995	5/11/1995
FGIC CMSI	GE219-2	0.00	20-Jun-35	5/19/1995	5/25/1995
FGIC CMSI	GE218-2	284,458.22	1-Jul-26	5/19/1995	6/7/1995
FGIC CMSI	GE221	1,138,430.61	29-Jun-28	5/26/1995	6/14/1995
FGIC CMSI	GE224-2	96,377.59	1-Dec-27	5/30/1995	6/1/1995
FGIC CMSI	GE227	426,841.73	2-Apr-29	6/5/1995	7/6/1995
FGIC CMSI	GE228-2	153,750.00	1-Jan-27	6/8/1995	7/6/1995
FGIC CMSI	GE231-3	1,563,287.50	15-Jun-15	6/15/1995	6/29/1995
FGIC CMSI	GE231-2	2,057,433.86	15-Jun-15	6/15/1995	6/29/1995
FGIC CMSI	GE236-2	303,233.55	20-Jan-37	6/22/1995	6/29/1995
FGIC CMSI	GE237-2	1,188,832.96	1-Jun-29	6/22/1995	6/29/1995
FGIC CMSI	GE239-2	828,000.00	1-Sep-09	6/26/1995	6/28/1995
FGIC CMSI	GE107-2	142,160.16	1-Oct-15	6/27/1995	6/27/1995
FGIC CMSI	GE245-1	68,809.88	8-Dec-25	6/28/1995	7/13/1995
FGIC CMSI	GE245-2	368,419.90	8-Dec-25	6/28/1995	7/13/1995
FGIC CMSI	GE244-1	21,191,940.00	30-Jun-05	6/28/1995	7/10/1995
FGIC CMSI	GE248-2	58,015.96	2-Nov-26	7/11/1995	7/25/1995
FGIC CMSI	GE253	11,153,137.50	15-Mar-28	7/18/1995	8/2/1995
FGIC CMSI	GE252-2	70,038.93	1-Jan-27	7/21/1995	7/31/1995
FGIC CMSI	GE256-2	552,360.40	1-Jul-26	7/26/1995	8/15/1995
FGIC CMSI	GE259-2	101,088.07	1-Dec-25	8/9/1995	8/22/1995
FGIC CMSI	GE261-11	17,174,000.00	13-May-05	8/9/1995	8/21/1995
FGIC CMSI	GE262-1	541,470.19	30-Sep-14	8/10/1995	10/4/1995
FGIC CMSI	GE265-2	293,356.37	1-Aug-35	8/16/1995	8/30/1995
FGIC CMSI	GE267-1	2,525,000.00	1-Feb-13	8/23/1995	9/14/1995
FGIC CMSI	GE270-2	185,000.00	30-Jun-27	8/30/1995	9/28/1995
FGIC CMSI	GE271-2	2,130,600.00	2-May-16	9/6/1995	9/21/1995
FGIC CMSI	GE274-1	18,132.57	1-May-26	9/7/1995	9/13/1995

Account	Deal	Current Period Book Value	Maturity Date	Trade Date	Settlement Date
FGIC CMSI	GE274-2	439,652.61	1-May-26	9/7/1995	9/13/1995
FGIC CMSI	GE273-1	771,030.00	3-Sep-12	9/8/1995	9/27/1995
FGIC CMSI	GE277-2	9,055.24	18-Oct-30	9/19/1995	9/28/1995
FGIC CMSI	GE278-3	14,500.00	30-Jul-10	9/19/1995	10/5/1995
FGIC CMSI	GE278-2	146,393.94	30-Jul-10	9/19/1995	10/5/1995
FGIC CMSI	GE291-3	442,530.00	1-Dec-26	9/19/1995	11/17/1995
FGIC CMSI	GE279-2	996,906.25	30-Jun-27	9/20/1995	10/3/1995
FGIC CMSI	GE280-2	305,184.03	1-Dec-26	9/21/1995	10/11/1995
FGIC CMSI	GE284-3	212,467.80	1-Apr-27	9/27/1995	10/3/1995
FGIC CMSI	GE283-2	7,845.09	30-Mar-29	9/28/1995	10/25/1995
FGIC CMSI	GE288-2	2,621,287.50	14-Aug-26	10/11/1995	10/19/1995
FGIC CMSI	GE291-2	193,973.52	1-Dec-36	10/19/1995	11/17/1995
FGIC CMSI	GE270-3	97,915.75	30-Jun-27	10/20/1995	10/20/1995
FGIC CMSI	GE294	142,020.65	18-Dec-20	10/28/1995	11/1/1995
FGIC CMSI	GE295-3	801,445.48	23-Feb-04	10/31/1995	11/8/1995
FGIC CMSI	GE296-3	930,950.00	21-Feb-20	10/31/1995	11/8/1995
FGIC CMSI	GE298-1	76,298.17	14-Jun-10	11/3/1995	11/13/1995
FGIC CMSI	GE299-2	136,000.00	30-Jun-23	11/3/1995	11/13/1995
FGIC CMSI	GE298-2	334,000.00	14-Jun-10	11/3/1995	11/13/1995
FGIC CMSI	GE299-1	778,647.94	30-Jun-23	11/3/1995	11/13/1995
FGIC CMSI	GE305-2	1,402,147.45	1-Jul-27	11/8/1995	11/21/1995
FGIC CMSI	GE30-2	0.00	25-Nov-03	11/14/1995	11/21/1995
FGIC CMSI	GE302	118,270.35	29-Sep-28	11/14/1995	11/21/1995
FGIC CMSI	GE353-2	6,700,000.00	2-Dec-30	11/15/1995	11/15/1995
FGIC CMSI	GE353-1	143,747,861.31	2-Dec-30	11/15/1995	11/15/1995
FGIC CMSI	GE304-2	3,338,537.00	13-Nov-15	11/17/1995	12/12/1995
FGIC CMSI	GE304-1	3,616,925.00	15-Nov-22	11/17/1995	12/12/1995
FGIC CMSI	GE306-2	133,865.83	20-Nov-35	11/30/1995	12/14/1995
FGIC CMSI	GE308-2	79,769.82	3-Dec-35	12/1/1995	12/19/1995
FGIC CMSI	GE308-3	421,070.89	3-Dec-35	12/1/1995	12/19/1995
FGIC CMSI	GE312-2	2,890,245.33	31-May-27	12/7/1995	12/19/1995
FGIC CMSI	GE319-2	448,561.73	1-Nov-28	12/13/1995	12/19/1995
FGIC CMSI	GE319-3	819,422.00	31-Jan-35	12/13/1995	12/19/1995
FGIC CMSI	GE315-2	228,989.61	19-May-26	12/14/1995	1/17/1996
FGIC CMSI	GE322-3	1,524,915.00	29-Apr-13	12/20/1995	1/4/1996
FGIC CMSI	GE323	740,000.00	31-Jan-06	1/19/1996	2/1/1996
FGIC CMSI	GE328	1,117,932.07	30-Jun-27	2/14/1996	3/20/1996
FGIC CMSI	GE303-2	135,984.44	20-Oct-37	2/23/1996	2/23/1996
FGIC CMSI	GE358	1,919,218.07	1-Jun-28	2/29/1996	2/29/1996
FGIC CMSI	GE334-2	762,934.11	26-Feb-27	3/13/1996	4/3/1996
FGIC CMSI	GE335-2	766,372.84	26-Feb-27	3/13/1996	4/10/1996
FGIC CMSI	GE355-3	255,852.25	1-Oct-35	3/29/1996	3/29/1996
FGIC CMSI	GE355-2	263,015.98	1-Oct-35	3/29/1996	3/29/1996
FGIC CMSI	GE396-1	336,004.80	2-Oct-28	3/29/1996	3/29/1996
FGIC CMSI	GE345-2	2,876,400.00	15-May-06	4/17/1996	4/24/1996
FGIC CMSI	GE344	594,301.25	31-May-29	4/18/1996	4/30/1996
FGIC CMSI	GE347-2	(0.01)	30-Nov-22	4/24/1996	5/2/1996
FGIC CMSI	GE347-3	0.00	30-Nov-22	4/24/1996	5/2/1996

Account	Deal	Current Period Book Value	Maturity Date	Trade Date	Settlement Date
FGIC CMSI	GE347-1	10,000.00	30-Nov-22	4/24/1996	5/2/1996
FGIC CMSI	GE348-2	930,322.55	30-Jun-27	4/24/1996	5/29/1996
FGIC CMSI	GE349-2	7,545.73	19-Jun-31	4/25/1996	4/30/1996
FGIC CMSI	GE351-2	38,369.69	19-Jun-31	4/25/1996	4/30/1996
FGIC CMSI	GE350-2	39,705.24	19-Jun-31	4/25/1996	4/30/1996
FGIC CMSI	GE354-2	215,931.81	1-Nov-35	4/30/1996	4/30/1996
FGIC CMSI	GE354-3	425,740.00	1-Nov-35	4/30/1996	4/30/1996
FGIC CMSI	GE357	507,332.00	1-May-28	4/30/1996	4/30/1996
FGIC CMSI	GE352-2	332,000.00	3-Apr-28	5/1/1996	5/30/1996
FGIC CMSI	GE352-1	1,533,116.30	31-Mar-28	5/1/1996	5/30/1996
FGIC CMSI	GE361-1	0.00	31-Jul-24	5/21/1996	6/6/1996
FGIC CMSI	GE361-2	0.00	31-Jul-24	5/21/1996	6/6/1996
FGIC CMSI	GE292-2	470,969.25	1-Nov-28	5/24/1996	5/24/1996
FGIC CMSI	GE362	1,182,669.90	30-Jul-27	5/24/1996	6/21/1996
FGIC CMSI	GE363-4	167,584.78	3-Jun-13	5/29/1996	6/6/1996
FGIC CMSI	GE363-3	1,942,066.11	3-Jun-13	5/29/1996	6/6/1996
FGIC CMSI	GE364-2	165,000.00	1-Aug-13	5/30/1996	6/18/1996
FGIC CMSI	GE364-1	187,899.64	1-Aug-13	5/30/1996	6/18/1996
FGIC CMSI	GE365-2	78,900.22	2-Nov-26	6/4/1996	6/27/1996
FGIC CMSI	GE366	548,744.03	3-Jan-28	6/4/1996	6/13/1996
FGIC CMSI	GE371-1	298,963.50	3-Jul-28	6/7/1996	7/11/1996
FGIC CMSI	GE370	364,793.81	31-Mar-28	6/7/1996	6/19/1996
FGIC CMSI	GE371-2	1,073,823.59	3-Jul-28	6/7/1996	7/11/1996
FGIC CMSI	GE373-2	597,475.81	3-Jan-28	6/13/1996	7/11/1996
FGIC CMSI	GE378-3	1,170.85	1-Jan-26	6/17/1996	6/25/1996
FGIC CMSI	GE378-2	1,368.25	1-Jan-26	6/17/1996	6/25/1996
FGIC CMSI	GE378-1	255,615.00	1-Jan-26	6/17/1996	6/25/1996
FGIC CMSI	GE379-2	27,812.50	1-Oct-25	6/18/1996	6/21/1996
FGIC CMSI	GE382-2	557,096.78	26-Feb-27	6/19/1996	7/1/1996
FGIC CMSI	GE383	1,552,531.70	31-Mar-28	6/19/1996	7/10/1996
FGIC CMSI	GE382-1	1,957,767.47	1-Sep-27	6/19/1996	7/1/1996
FGIC CMSI	GE381-2	5,347,642.13	30-Jun-27	6/19/1996	6/27/1996
FGIC CMSI	GE388-1	210,226.29	1-Sep-20	6/21/1996	6/28/1996
FGIC CMSI	GE388-2	304,750.00	1-Sep-20	6/21/1996	6/28/1996
FGIC CMSI	GE392-2	40,480.06	31-Dec-31	6/26/1996	7/22/1996
FGIC CMSI	GE374-4	983,764.16	1-May-28	6/27/1996	6/27/1996
FGIC CMSI	GE394	225,000.00	1-May-08	7/1/1996	7/3/1996
FGIC CMSI	GE395	882,500.00	15-Aug-07	7/3/1996	7/15/1996
FGIC CMSI	GE399-3	295,000.00	1-Jul-36	7/11/1996	7/23/1996
FGIC CMSI	GE399-2	523,668.21	1-Jul-36	7/11/1996	7/23/1996
FGIC CMSI	GE397-3	648,310.38	3-Sep-12	7/11/1996	7/30/1996
FGIC CMSI	GE401	5,325,187.50	15-Aug-16	7/15/1996	7/23/1996
FGIC CMSI	GE402-2	368,002.38	20-Aug-31	7/16/1996	7/31/1996
FGIC CMSI	GE403-1	5,470,450.00	30-Jun-21	7/16/1996	7/31/1996
FGIC CMSI	GE405-2	229,897.98	19-Sep-31	8/1/1996	8/28/1996
FGIC CMSI	GE412-2	412,250.03	17-Jul-37	8/14/1996	9/6/1996
FGIC CMSI	GE416-3	295,835.85	1-Sep-17	9/18/1996	9/19/1996
FGIC CMSI	GE420-2	944,592.91	1-Sep-31	9/19/1996	9/20/1996

Account	Deal	Current Period Book Value	Maturity Date	Trade Date	Settlement Date
FGIC CMSI	GE422-2	897,800.00	1-Sep-26	9/20/1996	9/23/1996
FGIC CMSI	GE427	425,000.00	31-Mar-28	9/24/1996	9/25/1996
FGIC CMSI	GE424-2	400,247.56	1-Sep-36	9/25/1996	9/26/1996
FGIC CMSI	GE424-3	419,385.00	1-Sep-36	9/25/1996	9/26/1996
FGIC CMSI	GE4-3	0.00	26-Sep-03	9/27/1996	9/30/1996
FGIC CMSI	GE429-2	218,336.00	22-Sep-25	9/27/1996	9/30/1996
FGIC CMSI	GE428-2	673,600.00	20-Sep-11	9/27/1996	9/30/1996
FGIC CMSI	GE433-3	454,149.71	1-Apr-24	9/30/1996	10/1/1996
FGIC CMSI	GE433-2	1,170,000.00	1-Apr-24	9/30/1996	10/1/1996
FGIC CMSI	GE107-3	27,309.63	30-Sep-15	10/1/1996	10/1/1996
FGIC CMSI	GE440-2	81,878.96	1-Jun-29	10/23/1996	10/23/1996
FGIC CMSI	GE441-2	147,373.16	1-Apr-38	10/23/1996	10/24/1996
FGIC CMSI	GE453-3	610,239.17	3-Dec-29	11/5/1996	11/6/1996
FGIC CMSI	GE454-3	70,249.93	1-Nov-28	11/13/1996	11/14/1996
FGIC CMSI	GE454-2	532,062.68	1-Nov-28	11/13/1996	11/14/1996
FGIC CMSI	GE455-3	1,410,907.37	3-May-27	11/13/1996	11/14/1996
FGIC CMSI	GE445	27,234,702.69	1-Oct-29	11/13/1996	11/14/1996
FGIC CMSI	GE459-1	134,606.68	1-Sep-11	11/19/1996	11/20/1996
FGIC CMSI	GE460-1	238,290.04	1-Sep-11	11/19/1996	11/20/1996
FGIC CMSI	GE459-2	263,000.00	1-Sep-11	11/19/1996	11/20/1996
FGIC CMSI	GE460-2	415,000.00	1-Sep-11	11/19/1996	11/20/1996
FGIC CMSI	GE462-2	90,739.83	1-May-30	11/22/1996	11/22/1996
FGIC CMSI	GE458	81,456.07	30-Nov-06	11/25/1996	11/26/1996
FGIC CMSI	GE475	658,021.25	1-Aug-11	12/3/1996	12/3/1996
FGIC CMSI	GE463-2	253,771.78	31-Dec-27	12/4/1996	12/5/1996
FGIC CMSI	GE479	593,506.00	15-Dec-28	12/4/1996	12/5/1996
FGIC CMSI	GE473-1	45,018.46	15-Jul-24	12/5/1996	12/5/1996
FGIC CMSI	GE473-3	63,025.84	15-Jul-26	12/5/1996	12/5/1996
FGIC CMSI	GE473-2	289,966.39	15-Jul-24	12/5/1996	12/5/1996
FGIC CMSI	GE473-4	342,140.97	15-Jul-26	12/5/1996	12/5/1996
FGIC CMSI	GE484-1	271,334.28	1-Aug-07	12/16/1996	12/17/1996
FGIC CMSI	GE484-2	562,397.07	1-Aug-07	12/16/1996	12/17/1996
FGIC CMSI	GE485-2	106,355.02	22-Dec-31	12/18/1996	12/19/1996
FGIC CMSI	GE489-2	278,950.45	1-Aug-29	12/19/1996	12/20/1996
FGIC CMSI	GE488-2	336,799.17	2-Nov-26	12/19/1996	12/20/1996
FGIC CMSI	GE482	500,337.50	30-Aug-19	12/19/1996	12/19/1996
FGIC CMSI	GE490-2	364,195.52	31-Jan-36	12/30/1996	12/30/1996
FGIC CMSI	GE490-3	692,164.00	31-Jan-36	12/30/1996	12/30/1996
FGIC CMSI	GE497-2	17,941.15	1-Jul-38	1/13/1997	1/14/1997
FGIC CMSI	GE497-3	255,103.75	1-Jul-38	1/13/1997	1/14/1997
FGIC CMSI	GE496-2	227,544.67	3-Jan-39	1/22/1997	1/23/1997
FGIC CMSI	GE499-3	5,101,417.71	1-Feb-19	1/28/1997	1/28/1997
FGIC CMSI	GE505-2	18,309.24	18-Jan-36	2/6/1997	2/7/1997
FGIC CMSI	GE453-2	1,949,289.46	3-Dec-29	2/26/1997	2/26/1997
FGIC CMSI	GE507-2	207,069.48	19-Mar-27	3/5/1997	3/10/1997
FGIC CMSI	GE508-2	159,568.29	20-Oct-31	3/12/1997	3/12/1997
FGIC CMSI	GE491-2	190,843.48	1-Sep-38	3/12/1997	3/13/1997
FGIC CMSI	GE509	423,250.00	30-Mar-29	3/18/1997	3/19/1997

Account	Deal	Current Period Book Value	Maturity Date	Trade Date	Settlement Date
FGIC CMSI	GE511-2	139,067.81	30-Apr-32	3/25/1997	3/26/1997
FGIC CMSI	GE512-2	20,360.94	20-Jun-33	3/26/1997	3/27/1997
FGIC CMSI	GE517-2	636,755.82	30-Jun-28	3/26/1997	4/24/1997
FGIC CMSI	GE528-2	966,552.92	1-Nov-29	3/31/1997	12/23/1997
FGIC CMSI	GE526	1,777,444.97	1-Apr-30	3/31/1997	5/9/1997
FGIC CMSI	GE527-4	3,026,000.00	1-Jun-16	3/31/1997	5/22/1997
FGIC CMSI	GE527-3	8,661,306.49	1-Jun-16	3/31/1997	11/5/1997
FGIC CMSI	GE519-1	222,487.56	1-Jul-38	4/1/1997	4/24/1997
FGIC CMSI	GE519-2	333,515.00	1-Jul-38	4/1/1997	4/24/1997
FGIC CMSI	GE520-3	396,375.00	1-Sep-27	4/9/1997	4/9/1997
FGIC CMSI	GE531-3	51,435.14	15-Jun-15	4/15/1997	4/22/1997
FGIC CMSI	GE521	136,886.55	3-Sep-19	4/15/1997	4/15/1997
FGIC CMSI	GE535	22,291,921.27	1-Jul-21	4/15/1997	5/8/1997
FGIC CMSI	GE529-2	19,022.24	1-Apr-32	4/17/1997	4/18/1997
FGIC CMSI	GE533	2,120,215.03	1-Nov-30	4/18/1997	4/29/1997
FGIC CMSI	GE536-2	31,980.46	19-May-32	4/28/1997	5/21/1997
FGIC CMSI	GE538-3	553,011.57	1-Sep-27	4/29/1997	5/14/1997
FGIC CMSI	GE539-3	635,302.57	3-Sep-18	4/29/1997	5/8/1997
FGIC CMSI	GE538-4	859,091.69	1-Sep-27	4/29/1997	5/14/1997
FGIC CMSI	GE540-1	0.00	1-Jul-27	5/6/1997	5/21/1997
FGIC CMSI	GE540-2	895.59	1-Jul-27	5/6/1997	5/23/1997
FGIC CMSI	GE541-1	14,514.56	1-Aug-29	5/7/1997	6/5/1997
FGIC CMSI	GE541-2	1,467,388.33	1-Aug-17	5/7/1997	6/5/1997
FGIC CMSI	GE542-2	153,472.09	20-Aug-38	5/8/1997	5/13/1997
FGIC CMSI	GE544-2	65,101.92	1-Dec-38	5/19/1997	6/11/1997
FGIC CMSI	GE543-2	4,214,231.95	1-Jul-22	5/19/1997	6/3/1997
FGIC CMSI	GE546-2	947,779.50	30-Jun-28	5/21/1997	6/18/1997
FGIC CMSI	GE545-2	7,381,044.00	29-Nov-29	5/21/1997	6/2/1997
FGIC CMSI	GE550-2	63,492.72	1-May-30	5/23/1997	12/18/1997
FGIC CMSI	GE551-2	1,500,000.00	15-May-19	5/27/1997	6/3/1997
FGIC CMSI	GE552	5,416,796.64	2-Jul-29	5/28/1997	6/25/1997
FGIC CMSI	GE553-2	1,051,720.00	2-Jul-07	5/30/1997	6/13/1997
FGIC CMSI	GE555-2	5,472,882.85	29-Dec-28	6/10/1997	6/26/1997
FGIC CMSI	GE556-2	943,640.00	1-Mar-07	6/11/1997	6/18/1997
FGIC CMSI	GE557	25,522,352.67	2-Apr-29	6/12/1997	6/18/1997
FGIC CMSI	GE561-3	215,000.00	3-Jul-28	6/17/1997	7/1/1997
FGIC CMSI	GE561-2	672,776.74	3-Jul-28	6/17/1997	7/1/1997
FGIC CMSI	GE559	18,484,375.00	2-Jul-07	6/17/1997	7/1/1997
FGIC CMSI	GE564-2	29,373.59	1-Jun-37	6/26/1997	6/26/1997
FGIC CMSI	GE566	550,000.00	3-May-27	7/5/1997	7/16/1997
FGIC CMSI	GE567-2	213,625.02	1-Jan-30	7/9/1997	7/17/1997
FGIC CMSI	GE569-3	573,650.00	21-Jun-27	7/16/1997	7/24/1997
FGIC CMSI	GE571-1	171,123.24	21-Mar-39	7/24/1997	7/25/1997
FGIC CMSI	GE572	2,423,978.00	2-Jan-06	7/24/1997	8/7/1997
FGIC CMSI	GE573-2	34,379.20	19-Jul-38	7/25/1997	8/19/1997
FGIC CMSI	GE576	480,264.30	28-Dec-29	8/6/1997	9/3/1997
FGIC CMSI	GE577-3	1,770,860.22	27-May-13	8/7/1997	8/21/1997
FGIC CMSI	GE578-2	1,032,544.34	1-Sep-28	8/11/1997	8/15/1997

Account	Deal	Current Period Book Value	Maturity Date	Trade Date	Settlement Date
FGIC CMSI	GE581-2	103,695.28	1-Sep-37	8/13/1997	9/30/1997
FGIC CMSI	GE581-3	345,000.00	1-Sep-37	8/13/1997	9/30/1997
FGIC CMSI	GE585-2	334,819.67	1-Dec-28	8/20/1997	8/28/1997
FGIC CMSI	GE584-2	1,507,624.65	28-Feb-29	8/20/1997	9/15/1997
FGIC CMSI	GE586-2	639,255.56	1-Aug-31	8/21/1997	8/28/1997
FGIC CMSI	GE59	0.00	28-Nov-03	8/25/1997	9/11/1997
FGIC CMSI	GE589-2	353,321.00	1-Aug-29	8/25/1997	9/30/1997
FGIC CMSI	GE589-3	545,000.00	1-Aug-29	8/25/1997	9/11/1997
FGIC CMSI	GE591-2	309,750.00	3-Apr-17	8/26/1997	9/10/1997
FGIC CMSI	GE590-2	2,103,897.99	2-Oct-28	8/26/1997	9/16/1997
FGIC CMSI	GE456-2	252,865.99	1-Nov-28	9/2/1997	9/2/1997
FGIC CMSI	GE593-2	807,914.00	2-Jul-07	9/3/1997	9/11/1997
FGIC CMSI	GE596-1	2,471,716.40	2-Oct-28	9/10/1997	9/23/1997
FGIC CMSI	GE596-2	2,749,978.43	2-Oct-28	9/10/1997	9/23/1997
FGIC CMSI	GE597-2	177,507.29	1-Nov-39	9/16/1997	9/24/1997
FGIC CMSI	GE598-2	457,300.00	1-Oct-27	9/16/1997	10/1/1997
FGIC CMSI	GE597-3	470,000.00	1-Nov-39	9/16/1997	9/24/1997
FGIC CMSI	GE592-2	3,749,462.68	1-Sep-17	9/30/1997	9/30/1997
FGIC CMSI	GE606-2	910,000.00	2-Jul-29	10/1/1997	10/14/1997
FGIC CMSI	GE607	2,161,860.00	1-Oct-15	10/8/1997	10/20/1997
FGIC CMSI	GE613-2	0.00	24-Jul-03	10/15/1997	10/30/1997
FGIC CMSI	GE613-3	0.00	24-Jul-03	10/15/1997	10/30/1997
FGIC CMSI	GE610	618,000.00	1-Nov-28	10/15/1997	10/30/1997
FGIC CMSI	GE615-2	25,300.60	31-Oct-29	10/23/1997	11/6/1997
FGIC CMSI	GE619-2	167,970.18	3-Jan-28	10/31/1997	6/11/1998
FGIC CMSI	GE621	5,000,000.00	1-Dec-05	11/10/1997	12/1/1997
FGIC CMSI	GE624	699,767.01	1-Dec-39	11/13/1997	11/19/1997
FGIC CMSI	GE631-3	213,786.41	3-Dec-29	12/2/1997	12/10/1997
FGIC CMSI	GE633-4	956,588.76	1-Jun-22	12/3/1997	1/20/1998
FGIC CMSI	GE632-2	1,629,282.53	1-Nov-29	12/3/1997	12/18/1997
FGIC CMSI	GE633-3	1,913,177.50	1-Jun-22	12/3/1997	12/18/1997
FGIC CMSI	GE635	619,500.00	30-Nov-16	12/4/1997	12/18/1997
FGIC CMSI	GE637-2	1,784,640.00	1-Dec-27	12/5/1997	12/10/1997
FGIC CMSI	GE639-2	103.16	30-Nov-29	12/8/1997	12/17/1997
FGIC CMSI	GE640-2	0.00	1-Dec-27	12/11/1997	12/30/1997
FGIC CMSI	GE642	5,215,274.88	2-Mar-20	12/16/1997	1/7/1998
FGIC CMSI	GE644-2	1,642,857.50	15-Dec-22	12/17/1997	12/30/1997
FGIC CMSI	GE646-1	1,506,412.52	1-Jul-27	12/18/1997	1/6/1998
FGIC CMSI	GE646-2	3,565,868.76	1-Jul-27	12/18/1997	1/6/1998
FGIC CMSI	GE651-3	850,000.00	3-Jul-28	1/13/1998	2/19/1998
FGIC CMSI	GE650-3	1,882,021.00	15-Dec-22	1/13/1998	1/23/1998
FGIC CMSI	GE651-2	2,429,381.07	3-Jul-28	1/13/1998	2/19/1998
FGIC CMSI	GE652-2	1,640,000.00	1-Aug-29	1/14/1998	1/29/1998
FGIC CMSI	GE653-2	514,854.68	1-Apr-27	1/16/1998	2/4/1998
FGIC CMSI	GE654-2	708,812.50	3-Sep-18	1/20/1998	1/26/1998
FGIC CMSI	GE657	96,991.35	15-Nov-07	1/26/1998	2/3/1998
FGIC CMSI	GE665-2	2,257,195.75	1-Apr-31	2/17/1998	3/10/1998
FGIC CMSI	GE672-2	916,176.48	1-Dec-16	2/19/1998	3/19/1998

Account	Deal	Current Period Book Value	Maturity Date	Trade Date	Settlement Date
FGIC CMSI	GE672-1	2,079,000.00	1-Dec-16	2/19/1998	3/19/1998
FGIC CMSI	GE668-2	3,920,825.99	29-Jun-29	2/19/1998	3/25/1998
FGIC CMSI	GE674	829,250.00	1-Aug-25	2/25/1998	3/4/1998
FGIC CMSI	GE684-3	1,320,000.00	1-Oct-27	3/1/1998	3/31/1998
FGIC CMSI	GE690-2	593,936.87	1-Mar-33	3/2/1998	4/1/1998
FGIC CMSI	GE683-2	906,308.78	31-May-29	3/18/1998	4/23/1998
FGIC CMSI	GE684-2	1,419,000.00	1-Oct-27	3/18/1998	3/31/1998
FGIC CMSI	GE687-2	104.74	30-Aug-30	3/26/1998	4/9/1998
FGIC CMSI	GE690-3	690,000.00	1-Mar-33	3/27/1998	4/1/1998
FGIC CMSI	GE696-2	1,818,823.28	15-Nov-30	4/4/1998	4/23/1998
FGIC CMSI	GE695-2	1,022,243.34	1-Oct-31	4/7/1998	4/21/1998
FGIC CMSI	GE697-2	577,595.83	1-Jul-39	4/8/1998	4/20/1998
FGIC CMSI	GE698-2	1,044,533.42	1-Oct-30	4/8/1998	4/20/1998
FGIC CMSI	GE700	2,219,235.00	3-Jul-28	4/8/1998	4/21/1998
FGIC CMSI	GE704-2	1,048,805.00	2-Oct-28	4/16/1998	4/23/1998
FGIC CMSI	GE707-2	43,050.48	18-May-33	4/17/1998	4/27/1998
FGIC CMSI	GE712-2	1,250,000.00	29-Mar-28	4/22/1998	4/28/1998
FGIC CMSI	GE712-1	2,676,973.18	29-Mar-28	4/22/1998	4/28/1998
FGIC CMSI	GE712-3	6,589,613.56	29-Mar-28	4/22/1998	4/28/1998
FGIC CMSI	GE713-4	193,378.83	31-May-38	4/29/1998	5/13/1998
FGIC CMSI	GE713-3	337,269.74	31-May-38	4/29/1998	5/13/1998
FGIC CMSI	GE713-5	575,000.00	31-May-38	4/29/1998	5/13/1998
FGIC CMSI	GE720-2	234,084.00	29-May-08	5/1/1998	5/29/1998
FGIC CMSI	GE718-3	2,532,225.00	1-Apr-32	5/8/1998	5/20/1998
FGIC CMSI	GE726-2	2,454,774.34	3-Sep-29	5/19/1998	6/11/1998
FGIC CMSI	GE728-2	48,229.29	29-Jun-40	5/20/1998	6/9/1998
FGIC CMSI	GE730-2	1,309,607.71	29-Dec-28	5/20/1998	5/28/1998
FGIC CMSI	GE731-2	1,413,669.71	1-Oct-30	5/26/1998	6/4/1998
FGIC CMSI	GE732-2	1,097,550.00	29-Sep-28	5/28/1998	6/5/1998
FGIC CMSI	GE735-4	2,400,000.00	1-Jun-17	5/29/1998	6/11/1998
FGIC CMSI	GE735-2	2,557,263.67	1-Jun-17	5/29/1998	6/11/1998
FGIC CMSI	GE735-3	5,262,167.81	1-Jun-17	5/29/1998	6/11/1998
FGIC CMSI	GE737	520,041.64	1-Jun-40	6/3/1998	6/16/1998
FGIC CMSI	GE746-3	906,029.49	1-Jul-30	6/10/1998	7/1/1998
FGIC CMSI	GE747-2	1,248,816.00	1-May-23	6/10/1998	6/17/1998
FGIC CMSI	GE745-4	1,452,106.79	30-Mar-29	6/10/1998	6/26/1998
FGIC CMSI	GE747-1	1,702,434.00	1-May-29	6/10/1998	6/17/1998
FGIC CMSI	GE749-3	172,987.07	3-Dec-29	6/11/1998	6/24/1998
FGIC CMSI	GE750-4	194,990.86	15-May-23	6/11/1998	6/18/1998
FGIC CMSI	GE750-2	2,987,893.04	15-May-23	6/11/1998	6/18/1998
FGIC CMSI	GE752	1,171,744.32	3-Oct-11	6/12/1998	6/19/1998
FGIC CMSI	GE754-2	74,460.02	2-Dec-30	6/15/1998	6/29/1998
FGIC CMSI	GE758-2	2,012,595.00	1-Jun-18	6/18/1998	7/8/1998
FGIC CMSI	GE761-2	0.00	2-Jun-31	6/23/1998	7/1/1998
FGIC CMSI	GE761-3	898,062.00	2-Jun-31	6/23/1998	7/1/1998
FGIC CMSI	GE763-2	149,934.99	1-Jul-38	6/24/1998	7/2/1998
FGIC CMSI	GE763-3	298,426.18	1-Jul-38	6/24/1998	7/2/1998
FGIC CMSI	GE762-1	336,607.46	1-Jul-38	6/24/1998	7/2/1998

Account	Deal	Current Period Book Value	Maturity Date	Trade Date	Settlement Date
FGIC CMSI	GE762-2	637,884.25	1-Jul-38	6/24/1998	7/2/1998
FGIC CMSI	GE763-4	1,192,902.75	1-Jul-38	6/24/1998	7/2/1998
FGIC CMSI	GE764-2	410,377.87	2-Jan-40	6/25/1998	7/17/1998
FGIC CMSI	GE765-2	1,083,175.07	3-Dec-29	6/30/1998	7/15/1998
FGIC CMSI	GE767-2	391,001.61	28-Feb-31	7/1/1998	7/8/1998
FGIC CMSI	GE770-2	0.00	21-Oct-03	7/9/1998	7/16/1998
FGIC CMSI	GE769-4	173,373.25	1-Jul-38	7/9/1998	7/16/1998
FGIC CMSI	GE769-1	353,754.66	1-Jul-38	7/9/1998	7/16/1998
FGIC CMSI	GE769-2	1,228,865.00	1-Jul-38	7/9/1998	7/16/1998
FGIC CMSI	GE771-2	58,352.32	1-Jun-37	7/15/1998	9/1/1998
FGIC CMSI	GE771-3	390,000.00	1-Jun-37	7/15/1998	8/31/1998
FGIC CMSI	GE774-4	428,117.95	15-Jan-20	7/17/1998	9/2/1998
FGIC CMSI	GE774-3	632,094.19	15-Jan-20	7/17/1998	9/2/1998
FGIC CMSI	GE776-2	277,139.53	2-Dec-30	7/21/1998	7/30/1998
FGIC CMSI	GE785	0.00	15-Jul-03	7/29/1998	5/10/2000
FGIC CMSI	GE780-3	1,644,957.21	15-May-20	7/29/1998	5/10/2000
FGIC CMSI	GE779	1,677,012.50	28-Nov-16	7/29/1998	8/5/1998
FGIC CMSI	GE789-2	730,000.00	3-Oct-33	8/18/1998	8/21/1998
FGIC CMSI	GE789-1	297,562.79	3-Oct-33	8/21/1998	8/21/1998
FGIC CMSI	GE795-2	296,453.05	20-Aug-38	8/24/1998	9/3/1998
FGIC CMSI	GE796-2	76,944.76	19-Aug-39	8/25/1998	8/28/1998
FGIC CMSI	GE803-2	207,553.12	30-Sep-38	9/10/1998	9/18/1998
FGIC CMSI	GE803-3	300,000.00	30-Sep-38	9/10/1998	9/18/1998
FGIC CMSI	GE806-4	3,200.00	29-Aug-08	9/16/1998	9/22/1998
FGIC CMSI	GE823-2	0.00	1-Oct-03	10/1/1998	10/30/1998
FGIC CMSI	GE825	0.00	28-Aug-03	10/1/1998	10/30/1998
FGIC CMSI	GE817-2	467,597.56	2-Jan-40	10/1/1998	10/30/1998
FGIC CMSI	GE587-2	192,720.37	2-Sep-30	10/21/1998	10/21/1998
FGIC CMSI	GE826	306,000.00	1-Sep-05	10/30/1998	11/10/1998
FGIC CMSI	GE831-2	0.00	5-Sep-03	10/31/1998	11/19/1998
FGIC CMSI	GE828-2	794,691.32	31-Dec-30	10/31/1998	11/19/1998
FGIC CMSI	GE827-2	79,991.46	2-Dec-30	11/3/1998	11/12/1998
FGIC CMSI	GE835-2	169,636.60	28-Jun-41	12/1/1998	12/17/1998
FGIC CMSI	GE847-1	0.00	1-Aug-03	12/2/1998	12/11/1998
FGIC CMSI	GE838-2	125,842.77	30-Sep-31	12/2/1998	12/11/1998
FGIC CMSI	GE839-2	181,704.94	30-Sep-31	12/2/1998	12/11/1998
FGIC CMSI	GE837-1	1,605,000.00	1-Sep-28	12/2/1998	12/21/1998
FGIC CMSI	GE631-2	195,711.51	3-Dec-29	12/9/1998	12/9/1998
FGIC CMSI	GE848-2	482,288.30	1-Nov-32	12/17/1998	12/29/1998
FGIC CMSI	GE850-3	1,836,645.00	30-Jun-04	12/17/1998	1/7/1999
FGIC CMSI	GE850-4	3,113,614.00	30-Jun-04	12/17/1998	1/7/1999
FGIC CMSI	GE852-4	1,028,650.00	1-Dec-08	12/21/1998	1/11/1999
FGIC CMSI	GE854-2	647,338.00	2-Jan-09	12/29/1998	1/11/1999
FGIC CMSI	GE440-3	400,000.00	1-Dec-05	3/1/1999	3/1/1999
FGIC CMSI	GE868-2	349,647.00	2-Jul-29	4/3/1999	4/27/1999
FGIC CMSI	GE867-2	401,665.55	2-May-39	4/7/1999	4/15/1999
FGIC CMSI	GE867-3	453,000.00	2-May-39	4/7/1999	4/15/1999
FGIC CMSI	GE872-2	380,000.00	1-Aug-36	4/23/1999	5/6/1999

Account	Deal	Current Period Book Value	Maturity Date	Trade Date	Settlement Date
FGIC CMSI	GE873-2	2,432,975.00	1-May-09	4/23/1999	5/13/1999
FGIC CMSI	GE877-2	158,763.63	1-Apr-32	5/11/1999	5/18/1999
FGIC CMSI	GE877-3	250,000.00	1-Apr-32	5/11/1999	5/19/1999
FGIC CMSI	GE874-2	227,187.04	31-Dec-19	5/13/1999	5/13/1999
FGIC CMSI	GE879-2	148,246.37	19-Jan-35	5/26/1999	6/7/1999
FGIC CMSI	GE881-2	30.19	2-Feb-32	6/3/1999	6/9/1999
FGIC CMSI	GE880-2	109,051.65	20-Jul-40	6/3/1999	6/30/1999
FGIC CMSI	GE882-2	121,101.05	2-Jun-31	6/10/1999	6/17/1999
FGIC CMSI	GE882-3	348,787.50	2-Jun-31	6/10/1999	6/17/1999
FGIC CMSI	GE712-4	647,737.79	29-Mar-28	7/9/1999	7/9/1999
FGIC CMSI	GE899	929,078.00	31-Jul-09	7/28/1999	8/12/1999
FGIC CMSI	GE902-2	133,649.49	3-Nov-31	8/10/1999	8/18/1999
FGIC CMSI	GE903-2	133,501.79	19-Jul-41	8/12/1999	9/15/1999
FGIC CMSI	GE906	586,651.00	1-Apr-22	8/20/1999	9/9/1999
FGIC CMSI	GE908-2	152,323.55	20-Aug-41	8/23/1999	8/31/1999
FGIC CMSI	GE91-2	0.00	3-Dec-03	8/25/1999	10/4/1999
FGIC CMSI	GE915-3	185,896.55	19-Aug-39	8/25/1999	9/9/1999
FGIC CMSI	GE914	314,500.00	1-Sep-15	8/25/1999	9/3/1999
FGIC CMSI	GE912	622,773.32	1-Jul-24	8/25/1999	10/4/1999
FGIC CMSI	GE911-3	865,580.71	2-Aug-32	8/25/1999	9/28/1999
FGIC CMSI	GE916	8,939.47	20-Dec-38	9/3/1999	9/10/1999
FGIC CMSI	GE918-3	197,512.48	1-Sep-32	9/9/1999	9/14/1999
FGIC CMSI	GE918-2	572,032.50	1-Sep-32	9/9/1999	9/14/1999
FGIC CMSI	GE919-2	94,200.00	2-Jul-40	9/29/1999	9/30/1999
FGIC CMSI	GE919-3	140,393.51	2-Jul-40	9/29/1999	9/30/1999
FGIC CMSI	GE921-2	200,000.00	2-Jul-40	9/29/1999	9/30/1999
FGIC CMSI	GE921-3	290,342.34	2-Jul-40	9/29/1999	9/30/1999
FGIC CMSI	GE925	437,812.00	15-Mar-23	10/6/1999	10/14/1999
FGIC CMSI	GE926-5	716,670.00	1-Oct-25	10/6/1999	10/14/1999
FGIC CMSI	GE930-2	166,460.00	2-Jul-29	10/13/1999	10/28/1999
FGIC CMSI	GE930-1	464,130.00	2-Jul-29	10/13/1999	10/28/1999
FGIC CMSI	GE933-2	78,205.82	20-Feb-41	10/22/1999	11/5/1999
FGIC CMSI	GE934-2	119,732.99	19-Apr-30	10/28/1999	11/3/1999
FGIC CMSI	GE956-3	824.95	3-Dec-29	11/15/1999	11/24/1999
FGIC CMSI	GE978	5,469,000.00	1-Sep-09	11/23/1999	12/6/1999
FGIC CMSI	GE988	1,256,309.00	3-Sep-29	12/3/1999	12/10/1999
FGIC CMSI	GE1001-2	73,360.05	1-Dec-36	12/9/1999	12/20/1999
FGIC CMSI	GE1003-2	202,467.21	1-Dec-36	12/9/1999	12/20/1999
FGIC CMSI	GE1000-1	449,056.68	19-Dec-36	12/9/1999	12/20/1999
FGIC CMSI	GE1005-3	147,374.94	20-Sep-11	12/13/1999	12/17/1999
FGIC CMSI	GE1005-2	215,627.20	19-Apr-41	12/13/1999	12/17/1999
FGIC CMSI	GE1036	0.00	31-Jul-03	1/4/2000	3/21/2000
FGIC CMSI	GE1031-2	559,500.00	1-Jan-42	1/4/2000	3/21/2000
FGIC CMSI	GE1041-2	350,888.38	20-Feb-42	1/20/2000	2/4/2000
FGIC CMSI	GE1042-3	158,590.50	1-Jan-30	1/24/2000	1/31/2000
FGIC CMSI	GE1050	18,752,014.10	1-Sep-31	2/9/2000	2/24/2000
FGIC CMSI	GE1052-2	714,900.00	2-Apr-07	2/10/2000	2/17/2000
FGIC CMSI	GE1055-4	1,388,112.48	15-Oct-21	2/18/2000	2/22/2000

Account	Deal	Current Period Book Value	Maturity Date	Trade Date	Settlement Date
FGIC CMSI	GE999-2	484,425.00	1-Sep-21	3/1/2000	3/7/2000
FGIC CMSI	GE1064	19,287,179.24	1-Oct-32	3/2/2000	3/21/2000
FGIC CMSI	GE1055-2	16,369,339.00	15-Oct-21	3/6/2000	3/6/2000
FGIC CMSI	GE999-1	475,566.91	1-Sep-21	3/16/2000	3/16/2000
FGIC CMSI	GE1062-2	279,742.50	2-Jul-40	3/20/2000	3/24/2000
FGIC CMSI	GE1068-2	78,598.98	1-Dec-32	3/24/2000	4/4/2000
FGIC CMSI	GE1066-1	38,000.00	1-Feb-27	4/5/2000	4/20/2000
FGIC CMSI	GE1066	345,402.00	1-Feb-27	4/5/2000	4/20/2000
FGIC CMSI	GE1082	271,737.50	3-Feb-31	4/12/2000	5/4/2000
FGIC CMSI	GE1075-2	157,826.94	19-Jul-41	4/19/2000	4/19/2000
FGIC CMSI	GE1062-3	148,246.38	2-Jul-40	4/28/2000	4/28/2000
FGIC CMSI	GE1081-1	0.00	1-Apr-30	5/1/2000	5/5/2000
FGIC CMSI	GE1085	0.00	14-May-30	5/1/2000	5/5/2000
FGIC CMSI	GE1081-2	13,209.55	1-Apr-30	5/1/2000	5/5/2000
FGIC CMSI	GE1080-2	2,999,685.00	15-Nov-29	5/1/2000	5/3/2000
FGIC CMSI	GE1084-2	60,411.20	3-Jan-33	5/4/2000	5/10/2000
FGIC CMSI	GE1091-2	1,301,618.00	2-Feb-15	5/10/2000	5/19/2000
FGIC CMSI	GE1333	575,000.00	1-Dec-28	5/11/2000	5/25/2000
FGIC CMSI	GE1093-2	44,190.12	20-Jun-35	5/15/2000	5/23/2000
FGIC CMSI	GE1092-5	28,572.97	1-Jun-40	5/25/2000	6/1/2000
FGIC CMSI	GE1092-2	37,749.56	1-Dec-42	5/26/2000	6/2/2000
FGIC CMSI	GE1088-2	0.00	17-Nov-03	5/31/2000	5/31/2000
FGIC CMSI	GE1086-2	28,280.84	20-Jun-35	5/31/2000	5/31/2000
FGIC CMSI	GE1089-2	41,959.00	20-Jun-35	5/31/2000	5/31/2000
FGIC CMSI	GE1103	14,932,901.63	2-Sep-05	6/13/2000	6/22/2000
FGIC CMSI	GE1117	15,973,535.28	1-Nov-06	6/13/2000	7/19/2000
FGIC CMSI	GE1109	111,795.13	2-Aug-27	6/22/2000	6/29/2000
FGIC CMSI	GE1109-1	177,000.00	2-Aug-27	6/22/2000	7/13/2000
FGIC CMSI	GE1108-2	480,968.76	16-Jun-25	6/22/2000	6/29/2000
FGIC CMSI	GE1113	7,745,000.00	25-Jun-04	6/23/2000	6/28/2000
FGIC CMSI	GE1116-2	208,782.00	1-Dec-10	6/29/2000	7/13/2000
FGIC CMSI	GE1312-2	96,764.46	20-Sep-35	7/13/2000	7/28/2000
FGIC CMSI	GE1120-2	313,720.55	1-Mar-33	7/14/2000	7/21/2000
FGIC CMSI	GE1118-2	459,201.14	19-Jul-41	7/17/2000	7/19/2000
FGIC CMSI	GE1315	0.00	1-Aug-03	7/19/2000	8/1/2000
FGIC CMSI	GE1314	1,350,000.00	3-Nov-08	7/19/2000	8/1/2000
FGIC CMSI	GE1201-2	0.00	22-Oct-35	7/24/2000	8/24/2000
FGIC CMSI	GE1200-2	34,122.62	22-Oct-35	7/24/2000	8/24/2000
FGIC CMSI	GE1317-2	77,744.43	20-Nov-41	7/26/2000	8/3/2000
FGIC CMSI	GE1320	3,855,941.69	8-Aug-12	7/27/2000	8/8/2000
FGIC CMSI	GE1015-3	0.00	1-Dec-03	8/3/2000	8/23/2000
FGIC CMSI	GE10-2	0.00	11-Dec-03	8/3/2000	8/23/2000
FGIC CMSI	GE1015-2	100,950.00	25-Nov-30	8/3/2000	8/23/2000
FGIC CMSI	GE1013-2	305,000.00	24-Sep-30	8/3/2000	8/23/2000
FGIC CMSI	GE1012	563,575.00	2-Sep-30	8/10/2000	8/23/2000
FGIC CMSI	GE1135-2	1,800,000.00	15-Nov-32	8/15/2000	8/18/2000
FGIC CMSI	GE1135-1	1,835,000.00	15-Nov-32	8/15/2000	8/18/2000
FGIC CMSI	GE1205-2	147,958.87	20-Jan-42	8/24/2000	8/29/2000

Account	Deal	Current Period Book Value	Maturity Date	Trade Date	Settlement Date
FGIC CMSI	GE1457-2	482,832.00	2-Sep-30	8/24/2000	9/7/2000
FGIC CMSI	GE1470-2	268,152.65	20-Jan-37	8/31/2000	10/19/2000
FGIC CMSI	GE1136-2	0.00	1-Jul-30	9/5/2000	9/5/2000
FGIC CMSI	GE1055-3	2,485,512.18	15-Oct-21	9/5/2000	9/5/2000
FGIC CMSI	GE1500-2	99,463.99	20-Feb-42	9/11/2000	9/19/2000
FGIC CMSI	GE1467	412,657.50	28-Feb-25	9/13/2000	9/27/2000
FGIC CMSI	GE1476-2	96,266.58	2-Jul-35	9/20/2000	10/17/2000
FGIC CMSI	GE1460-3	367,468.75	1-Dec-25	9/20/2000	9/27/2000
FGIC CMSI	GE1461-1	6,454,955.10	27-Sep-12	9/20/2000	9/27/2000
FGIC CMSI	GE1466-4	0.00	1-Oct-30	9/21/2000	9/28/2000
FGIC CMSI	GE1462	166,744.05	19-Oct-35	9/25/2000	10/2/2000
FGIC CMSI	GE1480-2	19,217.73	30-Jun-33	9/27/2000	10/4/2000
FGIC CMSI	GE1483	227,362.46	30-Apr-12	9/27/2000	10/11/2000
FGIC CMSI	GE1466-3	0.00	15-Dec-03	9/28/2000	10/5/2000
FGIC CMSI	GE1465-2	6,497,014.97	22-Oct-35	9/28/2000	10/5/2000
FGIC CMSI	GE1591-2	238,069.49	2-Jan-34	10/5/2000	10/16/2000
FGIC CMSI	GE1600-3	53,277.96	2-Dec-41	10/19/2000	10/27/2000
FGIC CMSI	GE1600-6	81,198.00	2-Dec-41	10/19/2000	10/24/2000
FGIC CMSI	GE1600-5	81,500.00	2-Dec-41	10/19/2000	10/27/2000
FGIC CMSI	GE1600-2	87,000.00	2-Dec-41	10/19/2000	10/24/2000
FGIC CMSI	GE1601-2	263,580.24	19-Oct-40	10/19/2000	10/31/2000
FGIC CMSI	GE1606-1	0.00	3-Nov-03	10/24/2000	10/31/2000
FGIC CMSI	GE1603-3	376,892.16	1-Oct-30	10/24/2000	10/31/2000
FGIC CMSI	GE1609-1	0.00	14-Nov-03	10/25/2000	11/9/2000
FGIC CMSI	GE1608-2	292,957.65	1-Nov-40	10/25/2000	11/9/2000
FGIC CMSI	GE1608-3	595,000.00	31-Oct-40	10/25/2000	11/9/2000
FGIC CMSI	GE1608-1	0.00	31-Oct-03	10/26/2000	12/18/2000
FGIC CMSI	GE1607	235,669.87	1-Nov-10	10/26/2000	12/18/2000
FGIC CMSI	GE1620-2	257,741.86	20-Dec-32	11/1/2000	11/16/2000
FGIC CMSI	GE1609-2	178,440.75	19-Oct-40	11/2/2000	11/13/2000
FGIC CMSI	GE1606-2	463,403.00	1-Nov-40	11/3/2000	11/9/2000
FGIC CMSI	GE1619-1	0.00	1-Dec-03	11/7/2000	11/16/2000
FGIC CMSI	GE1618-2	245,937.66	1-Feb-34	11/7/2000	11/16/2000
FGIC CMSI	GE1615-2	239,380.49	3-Dec-40	11/9/2000	11/16/2000
FGIC CMSI	GE1615-3	310,400.00	3-Dec-40	11/9/2000	11/16/2000
FGIC CMSI	GE1619-2	578,415.23	1-Oct-10	11/10/2000	11/30/2000
FGIC CMSI	GE1617-2	942,280.00	28-May-31	11/13/2000	11/17/2000
FGIC CMSI	GE1671-1	0.00	20-Jun-03	11/14/2000	12/20/2000
FGIC CMSI	GE1623-2	79,244.74	1-Jan-41	11/14/2000	11/21/2000
FGIC CMSI	GE1669-2	136,324.38	20-Mar-42	11/14/2000	12/20/2000
FGIC CMSI	GE1623-3	502,000.00	1-Jan-41	11/14/2000	11/21/2000
FGIC CMSI	GE1621-3	1,600,000.00	1-Nov-10	11/20/2000	11/28/2000
FGIC CMSI	GE163-2	0.00	1-Dec-03	11/21/2000	12/7/2000
FGIC CMSI	GE163-3	0.00	1-Dec-03	11/21/2000	12/7/2000
FGIC CMSI	GE1633-1	0.00	1-Dec-03	11/21/2000	12/7/2000
FGIC CMSI	GE1633-2	0.00	1-Dec-03	11/21/2000	12/7/2000
FGIC CMSI	GE1626-2	40,300.86	1-Jun-34	11/21/2000	12/1/2000
FGIC CMSI	GE1628-2	130,694.00	3-Dec-40	11/21/2000	11/30/2000

Account	Deal	Current Period Book Value	Maturity Date	Trade Date	Settlement Date
FGIC CMSI	GE1632	548,158.76	1-Aug-30	11/21/2000	12/7/2000
FGIC CMSI	GE1628-3	736,271.00	3-Dec-40	11/21/2000	11/30/2000
FGIC CMSI	GE1626-1	14,010,616.31	1-Mar-04	11/21/2000	12/1/2000
FGIC CMSI	GE1629-3	0.00	1-Jul-21	11/28/2000	12/5/2000
FGIC CMSI	GE1642-4	420,000.00	1-Oct-04	11/28/2000	1/19/2001
FGIC CMSI	GE1642-5	615,112.50	1-Oct-04	11/28/2000	1/19/2001
FGIC CMSI	GE1642-3	2,835,600.00	1-Oct-30	11/28/2000	1/19/2001
FGIC CMSI	GE1630-2	199,638.44	20-Jan-42	11/29/2000	12/12/2000
FGIC CMSI	GE1651-2	312,267.65	20-Feb-32	11/29/2000	12/19/2000
FGIC CMSI	GE1658-2	600,000.00	1-Feb-41	11/29/2000	12/1/2000
FGIC CMSI	GE1658-3	615,691.03	1-Aug-41	11/29/2000	12/12/2000
FGIC CMSI	GE1645-2	741,937.29	15-Aug-28	11/29/2000	12/13/2000
FGIC CMSI	GE1637-2	0.00	1-Aug-33	12/1/2000	12/15/2000
FGIC CMSI	GE1646-2	109,342.51	20-Mar-42	12/1/2000	12/14/2000
FGIC CMSI	GE1640-2	323,332.33	1-Feb-41	12/1/2000	12/14/2000
FGIC CMSI	GE1640-3	400,000.00	1-Feb-41	12/1/2000	12/14/2000
FGIC CMSI	GE1634-1	0.00	1-Jul-04	12/4/2000	12/8/2000
FGIC CMSI	GE1634-2	0.00	31-Jul-34	12/4/2000	12/8/2000
FGIC CMSI	GE1652-1	4,542.30	14-Dec-35	12/8/2000	12/21/2000
FGIC CMSI	GE1652-2	448,051.83	14-Dec-35	12/8/2000	12/21/2000
FGIC CMSI	GE1653	1,937,562.99	3-Sep-18	12/8/2000	12/20/2000
FGIC CMSI	GE1655-2	296,751.67	31-Dec-42	12/12/2000	12/21/2000
FGIC CMSI	GE1656-2	1,060,000.00	3-Jun-30	12/12/2000	12/21/2000
FGIC CMSI	GE1694-3	0.00	3-Nov-03	12/13/2000	12/28/2000
FGIC CMSI	GE1694-4	466,605.00	1-Nov-30	12/13/2000	12/28/2000
FGIC CMSI	GE1694-2	1,760,343.00	1-Nov-30	12/13/2000	12/28/2000
FGIC CMSI	GE1659-2	152,187.09	20-May-42	12/14/2000	12/22/2000
FGIC CMSI	GE1665	14,810.00	12-Dec-12	12/15/2000	12/28/2000
FGIC CMSI	GE1689-2	22,494.05	20-Dec-40	12/18/2000	1/11/2001
FGIC CMSI	GE1667-2	349,938.38	1-Mar-22	12/18/2000	12/28/2000
FGIC CMSI	GE1664-2	182,063.89	1-Jan-41	12/19/2000	12/28/2000
FGIC CMSI	GE1664-3	279,000.00	1-Jan-41	12/19/2000	12/28/2000
FGIC CMSI	GE1666	1,240,457.04	3-May-10	12/19/2000	1/4/2001
FGIC CMSI	GE1694-1	0.00	3-Nov-03	12/20/2000	1/4/2001
FGIC CMSI	GE1692-2	17,308.95	1-Nov-33	12/20/2000	1/4/2001
FGIC CMSI	GE1692-3	37,295.65	1-Dec-33	12/20/2000	1/4/2001
FGIC CMSI	GE1671-2	33,697.32	20-Dec-30	12/21/2000	1/3/2001
FGIC CMSI	GE1668-2	95,497.30	1-Jan-41	12/21/2000	12/29/2000
FGIC CMSI	GE1668-3	510,000.00	1-Jan-41	12/21/2000	12/29/2000
FGIC CMSI	GE1665-1	1,920,500.00	1-Dec-27	12/28/2000	12/29/2000
FGIC CMSI	GE1042-2	139,145.92	1-Jan-30	1/3/2001	1/3/2001
FGIC CMSI	GE1688	0.00	1-Dec-03	1/5/2001	1/18/2001
FGIC CMSI	GE1689-1	0.00	19-Dec-03	1/5/2001	1/18/2001
FGIC CMSI	GE1687-2	90,964.45	1-Jun-43	1/5/2001	1/18/2001
FGIC CMSI	GE1687-1	345,500.00	1-Jun-43	1/5/2001	1/18/2001
FGIC CMSI	GE1682-2	857,373.21	1-Aug-31	1/10/2001	1/25/2001
FGIC CMSI	GE1677	3,037,945.24	1-Feb-16	1/15/2001	2/2/2001
FGIC CMSI	GE1681	0.00	1-Dec-03	1/16/2001	1/25/2001

Account	Deal	Current Period Book Value	Maturity Date	Trade Date	Settlement Date
FGIC CMSI	GE1679-2	73,859.32	20-Dec-40	1/16/2001	1/25/2001
FGIC CMSI	GE1700-2	166,744.63	20-Oct-42	1/18/2001	2/28/2001
FGIC CMSI	GE1686	0.00	1-Dec-03	1/19/2001	2/1/2001
FGIC CMSI	GE1685	17,567,424.13	30-Jan-04	1/19/2001	2/1/2001
FGIC CMSI	GE1636-1	202,287.43	1-Aug-33	1/30/2001	1/30/2001
FGIC CMSI	GE1708	0.00	10-Sep-03	1/31/2001	3/1/2001
FGIC CMSI	GE1706	441,847.50	1-Feb-19	1/31/2001	3/1/2001
FGIC CMSI	GE1695-2	0.80	1-Jul-42	2/1/2001	2/9/2001
FGIC CMSI	GE1696-2	89,096.01	20-Apr-10	2/1/2001	2/14/2001
FGIC CMSI	GE1698-2	333,587.85	20-Jan-11	2/5/2001	2/14/2001
FGIC CMSI	GE1700-1	0.00	31-Oct-03	2/12/2001	2/16/2001
FGIC CMSI	GE1699-3	52,697.22	2-Jan-04	2/12/2001	2/16/2001
FGIC CMSI	GE1699-1	145,675.62	2-Jan-04	2/12/2001	2/16/2001
FGIC CMSI	GE1699-4	221,500.00	1-Jan-21	2/12/2001	2/16/2001
FGIC CMSI	GE1699-2	556,000.00	1-Jan-21	2/12/2001	2/16/2001
FGIC CMSI	GE1698	207,423.99	20-Mar-36	2/15/2001	2/27/2001
FGIC CMSI	GE1703-2	52,673.42	30-Nov-33	2/21/2001	3/5/2001
FGIC CMSI	GE1705-2	0.00	31-Aug-05	2/22/2001	3/1/2001
FGIC CMSI	GE1705-1	10,000,000.00	31-Aug-05	2/22/2001	3/1/2001
FGIC CMSI	GE1713-2	77,763.14	19-Apr-41	2/27/2001	3/14/2001
FGIC CMSI	GE1712-2	136,848.78	19-Apr-41	2/27/2001	3/14/2001
FGIC CMSI	GE1709-2	398,578.61	19-Sep-42	2/27/2001	3/23/2001
FGIC CMSI	GE1715-2	0.00	3-Dec-03	3/5/2001	3/19/2001
FGIC CMSI	GE1716	0.00	1-Jul-03	3/5/2001	3/19/2001
FGIC CMSI	GE1715-1	11,429,878.91	1-Mar-04	3/5/2001	3/19/2001
FGIC CMSI	GE1710-3	250,422.91	15-Apr-22	3/9/2001	3/15/2001
FGIC CMSI	GE1717	369,658.80	26-Mar-15	3/13/2001	3/26/2001
FGIC CMSI	GE1719-2	375,654.09	20-Mar-41	3/14/2001	3/29/2001
FGIC CMSI	GE1720	88,587.06	1-May-31	3/27/2001	4/4/2001
FGIC CMSI	GE1725-2	0.00	1-Dec-03	3/28/2001	4/10/2001
FGIC CMSI	GE1097-2	55,022.24	20-Mar-37	3/28/2001	3/28/2001
FGIC CMSI	GE1723-2	637,101.92	20-Feb-41	3/28/2001	4/10/2001
FGIC CMSI	GE762-4	134,404.06	1-Jul-38	3/30/2001	3/30/2001
FGIC CMSI	GE1710-4	312,042.34	15-Apr-22	4/5/2001	4/5/2001
FGIC CMSI	GE1725-3	36,005.37	30-Dec-33	4/10/2001	4/20/2001
FGIC CMSI	GE1727-2	1,129,212.00	2-Mar-15	4/11/2001	4/25/2001
FGIC CMSI	GE1727-1	0.00	15-Sep-03	4/18/2001	4/24/2001
FGIC CMSI	GE1726-1	138,016.80	1-Apr-32	4/18/2001	4/24/2001
FGIC CMSI	GE1726-2	490,000.00	1-Apr-32	4/18/2001	4/24/2001
FGIC CMSI	GE1800	3,291,902.95	15-Sep-09	4/18/2001	11/7/2001
FGIC CMSI	GE1613	1,646,681.97	13-Nov-20	4/20/2001	4/20/2001
FGIC CMSI	GE1733-2	190,909.02	18-Apr-36	4/26/2001	5/3/2001
FGIC CMSI	GE1739-2	97,958.50	1-Jun-34	4/30/2001	5/11/2001
FGIC CMSI	GE1735-2	0.00	1-Jul-03	5/2/2001	5/10/2001
FGIC CMSI	GE1734-2	45,642.46	20-Nov-36	5/2/2001	5/10/2001
FGIC CMSI	GE1746	211,092.23	1-Feb-34	5/2/2001	5/17/2001
FGIC CMSI	GE1735-3	286,385.00	3-Jan-05	5/2/2001	5/9/2001
FGIC CMSI	GE1735-5	424,684.12	1-Jan-31	5/2/2001	5/9/2001

Account	Deal	Current Period Book Value	Maturity Date	Trade Date	Settlement Date
FGIC CMSI	GE1745	452,527.50	14-May-36	5/2/2001	5/17/2001
FGIC CMSI	GE1735-4	1,563,663.50	1-Jan-31	5/2/2001	5/9/2001
FGIC CMSI	GE1748-1	0.00	1-Oct-04	5/3/2001	5/17/2001
FGIC CMSI	GE1748-2	0.00	1-Oct-04	5/3/2001	5/17/2001
FGIC CMSI	GE1736-1	562,055.30	2-Aug-04	5/3/2001	5/10/2001
FGIC CMSI	GE1737-1	3,970,597.40	2-Aug-04	5/3/2001	5/10/2001
FGIC CMSI	GE1736-2	4,211,967.40	2-Aug-04	5/3/2001	5/10/2001
FGIC CMSI	GE1737-2	7,500,000.00	2-Aug-04	5/3/2001	5/10/2001
FGIC CMSI	GE1742-2	247,949.94	20-Aug-42	5/7/2001	5/16/2001
FGIC CMSI	GE1740-2	0.00	30-Dec-33	5/8/2001	5/15/2001
FGIC CMSI	GE1741	0.00	15-Jul-03	5/8/2001	5/15/2001
FGIC CMSI	GE1738-1	97,718.63	3-May-04	5/8/2001	5/10/2001
FGIC CMSI	GE1738-2	1,000,000.00	3-May-04	5/8/2001	5/10/2001
FGIC CMSI	GE1738-3	4,947,200.00	3-May-04	5/8/2001	5/10/2001
FGIC CMSI	GE1743-2	246,286.02	20-Aug-42	5/9/2001	5/17/2001
FGIC CMSI	GE1744-2	32,646.69	19-Jun-36	5/10/2001	5/21/2001
FGIC CMSI	GE1751	0.00	21-May-04	5/14/2001	5/23/2001
FGIC CMSI	GE1750	3,191.89	14-May-04	5/14/2001	5/23/2001
FGIC CMSI	GE1758-1	0.00	2-Sep-03	5/15/2001	5/30/2001
FGIC CMSI	GE1756-2	132,698.03	31-May-41	5/15/2001	5/30/2001
FGIC CMSI	GE1756-1	416,000.00	31-May-41	5/15/2001	5/30/2001
FGIC CMSI	GE1752-2	406,750.50	20-May-42	5/16/2001	5/24/2001
FGIC CMSI	GE1713	1,100,213.38	2-May-11	5/16/2001	5/16/2001
FGIC CMSI	GE1755	35,764.65	1-Jan-32	5/18/2001	6/6/2001
FGIC CMSI	GE1758-2	140,883.35	1-Dec-33	5/22/2001	5/31/2001
FGIC CMSI	GE1754-2	153,003.84	1-Feb-33	5/23/2001	5/30/2001
FGIC CMSI	GE1759	642,701.84	3-Aug-26	5/24/2001	5/31/2001
FGIC CMSI	GE1771-3	24,895.17	1-Jul-41	5/31/2001	6/14/2001
FGIC CMSI	GE1771-2	376,030.00	1-Jul-41	5/31/2001	6/14/2001
FGIC CMSI	GE1775	5,424,843.15	1-Apr-11	5/31/2001	6/19/2001
FGIC CMSI	GE1765	8,158,129.71	3-Oct-05	5/31/2001	6/7/2001
FGIC CMSI	GE1770	0.00	1-Jul-03	6/4/2001	6/14/2001
FGIC CMSI	GE1768-2	35,283.59	20-Apr-43	6/4/2001	6/14/2001
FGIC CMSI	GE1768	7,052,999.99	15-Jun-04	6/4/2001	6/14/2001
FGIC CMSI	GE1783-2	740,666.67	1-Sep-04	6/8/2001	7/2/2001
FGIC CMSI	GE1783-3	4,000,000.00	26-Feb-21	6/8/2001	7/2/2001
FGIC CMSI	GE1783-1	22,674,039.93	17-Jan-05	6/8/2001	7/2/2001
FGIC CMSI	GE1786-1	0.00	1-Jul-03	6/13/2001	6/28/2001
FGIC CMSI	GE1785-2	2,591,700.00	27-Jun-08	6/13/2001	6/28/2001
FGIC CMSI	GE1784-2	795,025.00	1-Jun-26	6/15/2001	6/27/2001
FGIC CMSI	GE1788-1	0.00	30-Dec-03	6/19/2001	6/28/2001
FGIC CMSI	GE1786-3	289,738.51	1-Jul-41	6/19/2001	6/28/2001
FGIC CMSI	GE1786-2	349,262.50	1-Jul-41	6/19/2001	6/28/2001
FGIC CMSI	GE1788-2	3,358,222.00	1-May-31	6/19/2001	6/29/2001
FGIC CMSI	GE1791-3	1,162,021.94	30-Sep-33	6/20/2001	7/6/2001
FGIC CMSI	GE1783-4	2,333,696.09	1-Mar-21	8/31/2001	8/31/2001
FGIC CMSI	GE1710-5	470,358.16	15-Apr-22	4/4/2002	4/4/2002
FGIC CMSI	GE1802-1	2,155,862.76	25-Aug-32	5/14/2002	5/21/2002

Account	Deal	Current Period Book Value	Maturity Date	Trade Date	Settlement Date
FGIC CMSI	GE1802-2	40,983,388.32	25-Aug-32	5/14/2002	5/21/2002
FGIC CMSI	GE1810	62,776,159.39	14-Dec-07	5/15/2002	6/28/2002
FGIC CMSI	GE1805-2	5,370,000.00	1-Jun-37	5/28/2002	6/6/2002
FGIC CMSI	GE1805-3	9,175,000.00	1-Jun-37	5/28/2002	6/6/2002
FGIC CMSI	GE1806-1	50,000.00	3-Jun-05	6/19/2002	6/21/2002
FGIC CMSI	GE1806	200,000,000.00	3-Jun-05	6/19/2002	6/21/2002
FGIC CMSI	GE1809	7,053,731.25	15-Aug-14	6/20/2002	6/25/2002
FGIC CMSI	GE1808	67,000,000.00	15-Aug-14	6/20/2002	6/25/2002
FGIC CMSI	G23161	67,000,000.00	15-Jan-08	7/2/2002	7/16/2002
FGIC CMSI	G002532A	10,630,003.44	4-Jan-08	8/7/2002	8/15/2002
FGIC CMSI	G015971A	(0.03)	15-Nov-07	11/13/2002	11/20/2002
FGIC CMSI	G004627A	(0.01)	15-Nov-07	11/13/2002	11/20/2002
		2,007,576,970.36